THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS





                           ANNUAL REPORT

                           DECEMBER 31 , 2002

                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright U.S. Treasury Money Market Fund
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Government Intermediate Fund
                                    (formerly Wright U.S. Treasury Fund)
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------



The Wright Managed Blue Chip Investment Funds consists of three equity funds from The Wright Managed Equity Trust, a money market fund and four other fixed income funds from The Wright Managed Income Trust. Each of the eight funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges. Some of the funds offer two classes of shares designated as Institutional Shares and Standard Shares.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for equity portfolios are drawn from investment lists developed by Wright Investors' Service (Wright). Using bottom-up fundamental analysis, Wright first identifies companies suitable for fiduciary use as "investment grade." These investment grade companies are further screened against Wright's quality standards which have evolved since the 1960s. Those meeting or exceeding these standards are promoted to the Approved Wright Investment List or AWIL. These companies, in Wright's opinion, exhibit superior investment characteristics. There are separate lists for U.S. companies, non-U.S. companies, and fixed income securities. All the companies on the AWIL are soundly financed "Blue Chips" with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets. Companies which do not meet this quality criteria, but which are included in a major stock market index and which meet acceptable marketability and financial strength standards may be used when necessary to reduce benchmark tracking error but a majority of the stocks in any portfolio are selected from the AWIL.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards.
Equities selected are limited to those companies whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The fund attempts to outperform the Standard & Poor's Mid-Cap 400 Index.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies for this portfolio, Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are control weighted in the selected securities and industries. The fund attempts to outperform the Standard & Poor's 500 Index.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.

A MONEY MARKET FUND

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities.

FOUR FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of between one and three years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI) seeks a high total return with an emphasis on income by investing in U.S. government obligations and maintaining an average maturity of from two to six years. The fund does not invest in derivatives. Assets are allocated on the basis of Wright's economic outlook and expected trend in short-term interest rates. Dividends are accrued daily and paid monthly.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the best total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies including GNMAs to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

TABLE OF CONTENTS
------------------------------------------------------------------------------



INVESTMENT OBJECTIVES...................................inside front cover
LETTER TO SHAREHOLDERS...................................................2
MANAGEMENT DISCUSSION....................................................3
PERFORMANCE SUMMARIES....................................................8
MANAGEMENT AND ORGANIZATION.............................................70

                 FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST

   WRIGHT SELECTED BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................16
     Statement of Assets & Liabilities.........19
     Statement of Operations...................19
     Statement of Changes in Net Assets........20
     Financial Highlights......................21

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................22
     Statement of Assets & Liabilities.........25
     Statement of Operations...................25
     Statement of Changes in Net Assets........26
     Financial Highlights......................27

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................28
     Statement of Assets & Liabilities.........30
     Statement of Operations...................30
     Statement of Changes in Net Assets........31
     Financial Highlights......................32

   NOTES TO FINANCIAL STATEMENTS...............34

   INDEPENDENT AUDITORS' REPORT................38


THE WRIGHT MANAGED INCOME TRUST

   WRIGHT U.S. TREASURY MONEY MARKET FUND
     Portfolio of Investments..................40
     Statement of Assets & Liabilities.........41
     Statement of Operations...................41
     Statement of Changes in Net Assets........42
     Financial Highlights......................43

   WRIGHT U.S. GOVERNMENT NEAR TERM FUND
     Portfolio of Investments..................44
     Statement of Assets & Liabilities.........45
     Statement of Operations...................45
     Statement of Changes in Net Assets........46
     Financial Highlights......................47

   WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND
     Portfolio of Investments..................48
     Statement of Assets & Liabilities.........49
     Statement of Operations...................49
     Statement of Changes in Net Assets........50
     Financial Highlights......................51

   WRIGHT TOTAL RETURN BOND FUND
     Portfolio of Investments..................52
     Statement of Assets & Liabilities.........54
     Statement of Operations...................54
     Statement of Changes in Net Assets........55
     Financial Highlights......................56

   WRIGHT CURRENT INCOME FUND
     Portfolio of Investments..................57
     Statement of Assets & Liabilities.........61
     Statement of Operations...................61
     Statement of Changes in Net Assets........62
     Financial Highlights......................63

   NOTES TO FINANCIAL STATEMENTS...............65

   INDEPENDENT AUDITORS' REPORT................69

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                        January, 2003

Dear Shareholders:

         I'm sure you join me in celebrating the end of 2002 and the start of what we think will be a better year for investors. In the category of dubious distinctions, the 2000-02 stock market decline became the worst bear market since the 1930s during Q4, surpassing 1973-74's 48% decline when it tipped down to 49% on October 9. With any luck, October 9 will hold as the market low, although it seems a stretch to think the ensuing rally might measure up to the robust post-1974 liftoff from that earlier double bottom. Still, after three years in which share prices declined during eight out of twelve quarters, 2002's fourth-quarter market rebound is a start.

         One disturbing aspect of the Q4 market rebound was that its leadership was unsatisfactorily skewed toward low-priced, low-quality stocks and away from the higher-quality sector, where fundamentals were more favorable entering 2003. It is doubtful that the "rubbish rally" that characterized the fourth-quarter rebound can last long in 2003. For the most part, the stocks that excelled in Q4 represented good values only in the sense that they had been the biggest losers during the first three quarters of the year. As an example, the S&P 500's best performer off the October low was Corning, which isn't expected to be profitable until 2004; nevertheless, the stock tripled by year-end 2002 (which still leaves it down an incredible 97% from its 2000 peak). We look for better, more fundamentally based, leadership to emerge if the fourth-quarter rally is to evolve into a sustainable bull market advance. We expect this to be a big advantage in 2003 for the higher-quality equities that are included in Wright stock portfolios.

         Bonds had a positive return in the fourth quarter, led by corporate securities, which benefited from a significant narrowing in yield spreads relative to Treasuries. The safe-haven appeal of Treasuries, which earned them double-digit percentage returns for the first nine months of 2002, proved to be more of a handicap during Q4, particularly as stock prices firmed. Despite talk of deflation, credit spreads between triple B's and Treasuries narrowed by more than 70 basis points in the latest three months, reversing the prior quarter's widening move. We think corporate spreads will continue to narrow but in general doubt that bond market returns will come up to the strong results of the past three years during 2003.

         Despite last year's weak stock market, the U.S. economy emerged from recession in 2002, beating last year's low expectations. Still, the expansion was irregular and, considering the amount of monetary and fiscal stimulus, fairly lackluster - particularly with respect to corporate profits. Notwithstanding some nasty geo-uncertainties, our view is that the New Year offers investors legitimate hope for a stronger economy, modest inflation and interest rates, higher corporate profits and an improved climate for stocks.

         We note with great sadness the passing of Mildred Wright, wife of WIS founder John Winthrop Wright. Since 1996, Mildred served as Chairman of the Board of Wright Investors' Service and was a Trustee of the School for Ethical Education. On a happier note, I am pleased to report that Eugene Helm, who has been Chief Financial Officer and a member of our Executive Committee since 1989, has been named President of Wright Investors' Service. Gene has earned this appointment with his hard work, excellent business skills and dedication to achieving the company's goals. I will remain CEO and fill the role of Chairman. I would also like to take this opportunity to reiterate Gene's and my commitment to the School for Ethical Education, which owns 40% of the Wright shares. In an age when many firms have been rocked by corporate governance and conflict of interest scandals, we are proud of our affiliation with the School for Ethical Education and its dedication to the mission of building character in the nation's elementary and secondary education system.

         On a different note, your trustees elected a new member, Jim Clarke, Associate Professor of Finance at Villanova University, at their December meeting. Lloyd Pierce and James Biggs retired at the end of December, bringing the total of independent trustees to four. There are now seven trustees, the majority of whom are independent.

         Finally,    I   invite    you   to   visit   the   Wright   web   site,
www.wrightinvestors.com, where we provide weekly market commentaries. Let me know if there is any way that we can better serve your investment needs.

                                                    Sincerely,

                                                    /s/Peter M. Donovan
                                                    ----------------------
                                                    Peter M. Donovan
                                                    President

MANAGEMENT DISCUSSION
-----------------------------------------------------------------------------


EQUITY FUNDS

For the second year in a row, a dismal year for stocks has ended with a fourth-quarter rally. The final quarter of 2002 saw stocks move up for two months after hitting bear market lows on October 9, with stocks giving back some of their gains in the last weeks of the quarter. The Dow Jones Industrials closed the year up 14% from its low, while the S&P 500 recovered 13%, and the Nasdaq Composite gained 22%. For the quarter as a whole, price gains ranged from about 5% for the S&P SmallCaps and MidCaps to 8% for the S&P 500 to 18% for the Nasdaq 100. All S&P 500 sectors rose for the quarter, but the rally was built on rising technology and telecom stocks. To some extent, the move off October's rally can be called a "rubbish rally," reflecting the gains in low-priced, low-quality issues, which appear to have attracted the interest of turn-around speculators. The MSCI world ex U.S. price index rose about 6% in dollar terms in the fourth quarter but lost 17% for the year compared to a decline of 23% for the S&P 500.

The market seemed to maintain a cautious tone even as stocks were rising in Q4. The lower quality that was generally characteristic of the stocks leading the rally may have contributed to doubts about its staying power. Also, the economy seemed to be slowing after the third quarter's 4.0% growth rate. For a while this past fall there were even some deflation fears in the air. The prospect of war with Iraq, a new threat from North Korea and a strike in Venezuela that sent oil prices to two-year highs all worried investors.

And yet investors found reasons to buy stocks in the quarter, among them the prospect of an improving economy in 2003. The Republicans' success in November raised hopes for a fiscal stimulus plan (which was, in fact, announced in early January) to augment the Fed's monetary stimulation. There was also a sense that the worst of the corporate scandals that sapped investor confidence in 2002 was behind us. Also, valuations favored stocks over bonds by the biggest margin in years; investors may have come around to the view that equity valuations finally were discounting the risky environment.

The new year got off to a strong start in the equities market. The investment environment is not without risk, but we see a good chance that the improved investor confidence needed for a more constructive stock market environment in 2003 will develop. The economy is embarking on its second year of expansion, and this should have a beneficial effect on corporate profits. The elimination of the tax on dividends, proposed by the Administration, is likely to survive on a scaled-back basis, which could be enough to boost stock prices. We expect stocks to break their losing streak this year, with returns on the order of 10%, maybe higher if some of the so-called exogenous factors break positively. But investors should remember that P/E's are still high in absolute terms (although low in relation to bond yields) and are more likely to contract than expand going forward. In this climate, returns to equities will have to be earned, so investors expecting a resumption of 1990s-like performance from the stock market are likely to be disappointed.

                                             2002   2001  2000  1999   1998   1997  1996   1995  1994   1993  1992   1991
  Total Return                               Year   Year  Year  Year   Year   Year  Year   Year  Year   Year  Year   Year
----------------------------------------------------------------------------------------------------------------------------------

  Selected Blue Chips (WSBC)                -17.0% -10.2%  10.8% 5.8%   0.1%   32.7% 18.6%  30.3% -3.5%  2.1%  4.7%   36.0%
  Major Blue Chips (WMBC)
     Standard Shares                        -24.5% -16.9% -12.5% 24.0%  20.4%  33.9% 17.6%  29.0% -0.7%  1.0%  8.0%   38.9%
  Int'l Blue Chips (WIBC)
     Standard Shares                        -14.5% -24.2% -17.6% 34.3%   6.1%   1.5% 20.7%  13.6% -1.6% 28.2% -3.9%   17.2%
     Institutional Shares                   -14.6% -24.1% -17.6% 34.5%   7.5%  -6.4%*  -      -     -      -     -      -

-----------------------------------------------------------------------------------------------------------------------------------

   *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Mid-Cap stocks outperformed bigger stocks for all of 2002, but in the fourth quarter the reverse was true. In the fourth quarter, the Wright Selected Blue Chip Fund (WSBC), which is managed as a mid-cap blend fund, returned 3.9%, lagging the results of the S&P MidCap 400 (+5.8%), the Russell MidCap Index (+7.9%) and an average of 21 Morningstar MidCap blend funds (+4.7%). For all of 2002, the WSBC Fund lost 17.0%, a smaller decline than the Morningstar fund average (-18.8%), but a little worse than the S&P (-14.5%) and Russell (-16.2%) benchmarks.

The relatively strong performance of the lower-priced, lower-quality stocks in the S&P MidCap 400 contributed to the relative shortfall of the WSBC Fund, which is tilted toward the higher-quality stocks in the index. The Fund's stock selection in the industrials, financials and health care sectors hurt its relative performance, while it outperformed significantly in utilities and materials. In absolute terms, several technology stocks were among the Fund's best-performing issues for the quarter (led by Storage Technology with a 104% gain), while the list of laggards included a number of health care names.

Even though investors' preference shifted toward lower-quality stocks in Q4, the WMBC Fund is maintaining its leaning toward high-quality stocks. Early in the year, the Fund made transactions that lowered its average market cap, which is still somewhat higher than the S&P 500's. At year-end 2002, the expected earnings growth of the companies in the WMBC was better than that of the S&P 500, while its P/E ratio was about the same. The Fund's sector weights are close to those of its S&P 500 benchmark.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the mostly large-cap growth and value stocks in the S&P 500. In the final quarter of 2002, the WMBC Fund returned 3.0%, running behind the 8.4% return earned by the S&P 500, its primary benchmark, and 7.6% for an average of 190 Morningstar large-cap blend funds. For all of 2002, the WMBC Fund lost 24.5%, slightly more than the S&P 500 (-22.1%) and the Morningstar average (-22.6%).

Its leaning toward the high-quality and larger companies in the S&P 500 hurt the WMBC Fund's performance relative to the S&P 500 in the fourth quarter, a period when low-quality, low-priced stocks typically led the market higher. (For example, stocks of firms expected to lose money in 2003 rose an average of 44% in price in November, the month when the Fund had its weakest relative performance.) An example of the Fund's high-quality holdings that underperformed in the quarter was Coca-Cola, which lost 8.2%; compare this with the shares of Corning, the S&P 500's best performer in Q4 when it tripled in price off its October low, which is expected to lose money in 2003. The Fund's performance was also hurt by its position in Tenet Healthcare (since sold), which declined almost 67% after questions arose about some of its billing practices. The biggest positive contributors to the Fund's Q4 performance were its positions in Microsoft (+18%) and Verizon (+43%). For the year, the Fund's efforts to control benchmark risk resulted in its performance tracking closely with that of the S&P 500.

Even though investors' preference shifted toward lower-quality stocks in Q4, the WMBC Fund is maintaining its leaning toward high-quality stocks. Early in the year, the Fund made transactions that lowered its average market cap, which is still somewhat higher than the S&P 500's. At year-end 2002, the expected earnings growth of the companies in the WMBC was better than that of the S&P 500, while its P/E ratio was about the same. The Fund's sector weights are close to those of its S&P 500 benchmark.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

In the second half of 2002, international stocks in the aggregate lagged the performance of the U.S. stock market despite some help from a weakening dollar. For the full year, however, foreign markets provided better dollar returns than the U.S. market. The Wright International Blue Chip Fund (WIBC) returned 6.0% in the fourth quarter of 2002, a little behind the 6.5% return for the MSCI world ex U.S. index but better than the 5.3% average for 66 Morningstar international funds. For all of 2002, the WIBC Fund's loss of 14.5% was a better result than that of the MSCI benchmark (-15.8%) and the Morningstar average (-16.9%).

In the fourth quarter, the Fund's modest shortfall compared to the MSCI reflected a lagging performance in the Fund's health care stocks relative to the benchmark as well as underperformance in telecom, a sector where lower quality stocks were strong performers for the period. In the euro region and the U.K., the WIBC Fund had overweight positions in some of the weaker sectors. On the plus side were relatively strong showings of the Fund's holdings in the financials sector, which emphasized banks, and from Japan, where holdings were concentrated in blue chip names that did relatively well in a weak market. WIBC remains underweighted in Japan due to its uncertain economic outlook. The Fund is overweighted in the euro region, anticipating a stronger currency and a positive response in European markets to improving U.S. economic conditions.

FIXED-INCOME FUNDS

For only the fourth time in the last 11 quarters, returns from the U.S. bond market lagged that of the stock market in the fourth quarter of 2002. In November, the Fed cut its fed funds target rate by 50 basis points to 1.25%, the lowest in 40 years, in an effort to help the economy pull out of what it called a "soft spot." In response, the short end of the Treasury yield curve moved lower in the quarter (-36 basis points for 90-day T-bills; -21 bps for one-year Treasuries). The long end saw a modest rise in yields (+22 bps for the ten-year Treasury, to 3.82%, although early in the quarter its yield reached a 40-year low under 3.60%). This action may have been due more to increased investor interest in stocks than to heightened inflation fears.

A tightening of corporate spreads in the quarter was also in keeping with a more confident stock market. Lehman Brothers' U.S. Aggregate bond index had a 1.6% return in the quarter, led by a 3.3% return in corporate bonds. Within the corporate sector, lower-quality issues had the best returns. Treasuries lagged with a 0.5% return for the quarter, although for the year they were the top contributor to the Aggregate's stock-like 10.3% return. Mortgage-backed issues returned about 1.4% for the fourth quarter.

WIS expects interest rates to move higher in 2003. Accelerating inflation is not expected to be a threat any time soon, in our view. (In fact, recently there has been more concern about the possibility of deflation, which we don't see as very likely either.) We do expect, however, that investors will begin to anticipate Fed tightening by as soon as mid-year. Although the Fed funds rate may move up by as little as 25-50 basis points this year, the short end of the yield curve could move up by as much as 100 bps. Bonds are not likely to match their strong 2002 performance this year. The yield on the benchmark ten-year Treasury will probably be closer to 5% than 4% by year-end, which would result in a flat to slightly negative return at that maturity. Spread products should do better, with the narrowing of corporate spreads that started in the fourth quarter continuing as confidence in the recovery takes hold.

                                             2002  2001   2000  1999   1998   1997  1996   1995  1994   1993  1992   1991
  Total Return                               Year  Year   Year  Year   Year   Year  Year   Year  Year   Year  Year   Year
-----------------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Money Market (WTMM)          1.6%  3.7%   5.4%   4.3%  4.7%   4.8%  4.9%    5.3%  3.6%  2.5%  3.3%   n.a.
  U.S. Gov. Near-Term Bonds (WNTB)           5.4%  6.8%   6.9%   1.9%  6.0%   5.9%  3.9%   11.9% -3.1%  8.0%  6.3%   13.1%
  U.S. Gov. Intermediate Bonds (WUSGI)       8.1%  5.4%  12.6%  -4.0% 10.0%   9.1% -1.2%   28.2% -8.6% 15.9%  7.1%   17.6%
  Total Return Bonds (WTRB)                  9.0%  5.0%  10.6%  -3.9%  9.6%   9.3%  0.9%   22.0% -6.6% 11.0%  7.1%   15.4%
  Current Income (WCIF)
     Standard Shares                         7.7%  7.2%   10.3%  0.5%  6.5%   8.6%  4.4%   17.5% -3.3%  6.6%  6.7%   15.3%
     Institutional Shares                    8.1%  7.3%   10.6%  0.6%  6.6%   4.4%*  -      -     -      -     -      -

-----------------------------------------------------------------------------------------------------------------------------------

  *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

WRIGHT U.S. TREASURY MONEY MARKET FUND

In the fourth quarter of 2002, the Federal Reserve cut its benchmark interest rate by 50 basis points to 1.25%, the lowest in 40 years. The yield on 90-day Treasury bills dropped to the 1.2% range in response to the Fed's move. The Wright U.S. Treasury Money Market Fund (WTMM) returned 0.4% for the period, about the same as 90-day T-bills and a little ahead of the 0.2% reported for an average of Treasury money market funds. For all of 2002, WTMM's 1.6% return compared to 1.7% for T-bills and 1.1% for the average Treasury money market fund. Another rate cut by the Fed is possible early in 2003, suggesting that the return on money market funds isn't likely to improve in the current quarter. Short-term rates could move higher, and money market returns improve, by the end of the year, however, as investors anticipate Fed tightening in a stronger economic environment.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND

The Wright U.S. Government Near-Term Fund (WNTB) returned 0.8% in the third quarter of 2002, in line with the 0.9% return for both the Lehman 1-3 year government bond index and an average of 31 Morningstar government bond funds with an average maturity of 1-3 years. This Fund provides a good alternative to money market funds, which returned only about 0.2% (based on an average of about 900 funds) in the quarter. The WNTB returned 5.4% for all of 2002, compared to 6.0% for the Lehman benchmark, 5.5% for the Morningstar average and 1.2% for the average money market fund. This Fund is invested 24% in Treasury securities, 68% in Government Agency issues, and 6% in mortgage-backed issues, with 2% in cash and accrued interest. The Fund had a duration of 1.5 years at the end of 2002, a little shorter than the Lehman 1-3 year government index's 1.6 years. Low Treasury yields favor the continued use of spread products going forward.

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND

The Wright U.S. Government Intermediate Fund (WUSGI), which is positioned as an intermediate maturity fund, returned 0.8% for the fourth quarter, compared to 1.0% for the Lehman U.S. government intermediate bond index and 0.9% for a Morningstar average of 57 Treasury bond funds. For all of 2002, this Fund (formerly called the Wright U.S. Treasury Bond Fund until Q2) returned 8.1%, compared to 9.6% for the Lehman government intermediate average and 9.4% for the Morningstar benchmark.

The Fund, which until the second quarter of this year held only Treasury bonds, is now more than half invested in government agency issues and also has a small position in mortgage-backed issues. These positions in sectors that did better than Treasuries benefited the Fund in the quarter. Its slight shortfall compared to the Lehman benchmark for the period was due to the effect of fund fees, as well as a slightly long duration in its Treasury holdings during a period when shorter maturities performed better. The Fund's overall duration held steady at
2.9 years during the quarter, slightly shorter than the benchmark's 3.2 years. With bond yields expected to rise in 2003, the Fund is maintaining a bias toward short duration and spread products.

WRIGHT TOTAL RETURN BOND FUND

In the fourth quarter of 2002, the Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 1.4%, a little behind the Lehman U.S. Aggregate Bond Composite's 1.6% return (a difference that can be attributed to expenses and short-term cash holdings) but considerably better than the 1.0% return for Morningstar's average of 335 total return bond funds. For the year, WTRB returned 9.0%, behind the 10.3% return for the Lehman benchmark but exceeding the 8.3% return from the Morningstar average.

The Fund's duration declined over the quarter to 3.4 years, compared to the Lehman Aggregate's 3.8 years. Compared to the Lehman benchmark, at quarter end WTRB was underweight in Treasuries (16% of portfolio holdings) and overweight in Corporate issues (32%). This allocation helped the Fund's performance during the quarter, as did a move to increase its holdings in carefully selected lower-quality corporate issues. The Fund also held mortgage-backed (32%), agency (14%), and asset-backed (5%) issues. Anticipating an improving economy and higher interest rates ahead, the Fund will maintain its tilt toward a short duration and spread products.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is invested almost entirely in GNMA issues (mortgage-based securities, known as Ginnie Maes with explicit backing from the Federal government). Returns on Ginnie Maes lagged the Lehman Aggregate return in the fourth quarter as low mortgage rates kept the prepayment risk high. For the latest three months, WCIF returned 1.4%, matching the return of the Lehman Ginnie Mae index and exceeding the 0.8% for an average of 86 Morningstar government mortgage funds. For the full year, WCIF returned 7.7%, behind the 8.7% return for the Lehman benchmark and the 8.1% for the Morningstar average.

In the fourth quarter, the WCIF Fund increased its position in lower-coupon issues. This was a positive move as discount bonds outperformed during this period of prepayment risk. With the economy expected to improve, WIS anticipates that interest rates will rise in 2003. If this happens, the Fund would look for opportunities to shift to higher coupon issues, which do better in a rising rate environment. At year-end 2002, the WCIF Fund had an indicated annual yield of 4.9% with no credit risk, making it attractive for income-oriented investors.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/93         3754.09               5.83%
      12/31/94         3834.44               7.84%
      12/31/95         5117.12               5.58%
      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES
--------------------------------------------------------------------------------


                              IMPORTANT

*The investment results of Funds with less than 10 years are shown from the first month-end since the Fund's inception for comparison with other averages.

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Prior to March, 2002, the benchmark for the Wright International Blue Chip Equities Fund (WIBC) was the FT/S&P Actuaries World ex U.S. Index. This index has now been revamped to include all markets covered by FTSE which includes many emerging markets. The Fund has determined that since the information needed for proper comparison is no longer available for FT/S&P, the MSCI Developed World ex U.S. Index is now a more appropriate benchmark. Also prior to March 2002, the benchmark for the Wright U.S. Government Intermediate Fund (WUSGI) (formerly U.S. Treasury Fund) was the Lehman Treasury Bond Index. During the second quarter of 2002, the Fund was repositioned as an intermediate maturity fund and its name was changed accordingly. At the time, the benchmark was also changed to the Lehman Government Intermediate Bond Index. Indices reflect no deductions for fees, expenses or taxes. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

WRIGHT  SELECTED  BLUE CHIP  EQUITIES  FUND
Growth of $10,000  Invested  1/1/92 Through 12/31/02

                                                                                Average Annual Total Return
                                                                       -----------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
-----------------------------------------------------------------------------------------------------------------------------
       WSBC
         - Return before taxes                                            -16.98%         -2.64%          5.86%
         - Return after taxes on distributions                            -17.57%         -4.99%          3.33%
         - Return after taxes on distributions and sales of fund shares   -17.57%         -4.99%          3.33%
       S&P MidCap 400                                                     -14.51%         +6.41%        +11.96%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/92 would have grown to $17,668 by December 31, 2002.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected      S&P MidCap
                 Blue Chip Fund          400

12/31/92          $10,000              $10,000
12/31/93          $10,206              $11,389
12/31/94          $ 9,847              $10,985
12/31/95          $12,835              $14,375
12/31/96          $15,218              $17,127
12/31/97          $20,194              $22,645
12/31/98          $20,222              $26,957
12/31/99          $21,386              $30,913
12/31/2000        $23,684              $36,312
12/31/2001        $21,280              $36,102
12/31/2002        $17,668              $30,864

-------------------------------------------------------------------------------

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000  Invested  1/1/92 Through 12/31/02

                                                                                Average Annual Total Return
                                                                       ---------------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
------------------------------------------------------------------------------------------------------------------------------
       WMBC
         - Return before taxes                                            -24.50%         -3.91%          5.25%
         - Return after taxes on distributions                            -24.58%         -4.57%          2.56%
         - Return after taxes on distributions and sales of fund shares   -24.58%         -4.57%          2.56%
       S&P 500                                                            -22.10%         -0.59%          9.34%



The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND on 12/31/92 would have grown to $16,682 by December 31, 2002.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue
                Chip Fund          S&P 500

  12/31/92      $10,000            $10,000
  12/31/93      $10,100            $11,003
  12/31/94      $10,026            $11,153
  12/31/95      $12,933            $15,329
  12/31/96      $15,213            $18,839
  12/31/97      $20,365            $25,116
  12/31/98      $24,524            $32,279
  12/31/99      $30,398            $39,062
  12/31/2000    $26,582            $35,504
  12/31/2001    $22,096            $31,303
  12/31/2002    $16,682            $24,385
--------------------------------------------------------------------------------

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND-- Standard Shares
Growth of $10,000 Invested 1/1/92 Through 12/31/02

                                                                                Average Annual Total Return
                                                                        ----------------------------------------

                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
-------------------------------------------------------------------------------------------------------------------------------
       WIBC
         - Return before taxes                                            -14.51%         -5.31%          2.95%
         - Return after taxes on distributions                            -14.51%         -6.11%          2.10%
         - Return after taxes on distributions and sales of fund shares   -14.51%         -6.11%          2.10%
       MSCI World ex US Index                                             -15.80%         -2.72%          4.17%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND - STANDARD SHARES on 12/31/92 would have grown to $13,370 by December 31, 2002.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   MSCI World Ex U.S.
                   Equities Fund               Index


   12/31/92           $10,000                $10,000
   12/31/93           $12,820                $13,220
   12/31/94           $12,610                $14,190
   12/31/95           $14,330                $15,810
   12/31/96           $17,300                $16,900
   12/31/97           $17,560                $17,280
   12/31/98           $18,640                $20,520
   12/31/99           $25,030                $26,260
   12/31/2000         $20,630                $22,740
   12/31/2001         $15,640                $17,880
   12/31/2002         $13,370                $15,050
--------------------------------------------------------------------------------

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND-- Institutional Shares Growth of $10,000 Invested 8/1/97* Through 12/31/02

                                                                                Average Annual Total Return
                                                                         ---------------------------------------------
                                                                          Last 1 Yr      Last 5 Yrs  Since Inception*
--------------------------------------------------------------------------------------------------------------------------------
       WIBC

         - Return before taxes                                            -14.55%         -5.01%         -5.72%
         - Return after taxes on distributions                            -14.55%         -6.57%          7.29%
         - Return after taxes on distributions and sales of fund shares   -14.55%         -6.57%         -7.29%
       MSCI World ex US Index                                             -15.80%         -2.72%         -4.34%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES on 7/31/97 would have declined to $7,342 by December 31, 2002.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright Int'l Blue Chip  MSCI World Ex U.S.
                     Equities Fund           Index


   07/31/97             $10,000              $10,000

   12/31/97              $9,495               $9,028
   12/31/98             $10,211              $10,721
   12/31/99             $13,733              $13,720
   12/31/2000           $11,314              $11,881
   12/31/2001           $ 8,592              $ 9,342
   12/31/2002           $ 7,342              $ 7,863
--------------------------------------------------------------------------------

WRIGHT U.S. GOVERNMENT NEAR TERM FUND
Growth of $10,000 Invested 1/1/92 Through 12/31/02

                                                                                Average Annual Total Return
                                                                      -------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
--------------------------------------------------------------------------------------------------------------------------------

       WNTB

        - Return before taxes                                              5.42%           5.40%          5.30%
        - Return after taxes on distributions                              4.05%           3.43%          3.11%
        - Return after taxes on distributions and sales of fund shares     3.66%           3.33%          3.11%
       Lehman Govt. 1-3 Year                                               6.01%           6.51%          6.08%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S.GOVERNMENT NEAR TERM FUND on 12/31/92 would have grown to $16,770 by December 31,2002.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright U.S. Government   Lehman Gov't
                 Near Term Bond Fund       1-3 Years

   12/31/92           $10,000               $10,000
   12/31/93           $10,800               $10,540
   12/31/94           $10,460               $10,590
   12/31/95           $11,710               $11,740
   12/31/96           $12,170               $12,340
   12/31/97           $12,890               $13,160
   12/31/98           $13,660               $14,070
   12/31/99           $13,920               $14,490
   12/31/2000         $14,890               $15,680
   12/31/2001         $15,910               $17,020
   12/31/2002         $16,770               $18,040
--------------------------------------------------------------------------------

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND
Growth of $10,000 Invested 1/1/92 Through 12/31/02

                                                                                Average Annual Total Return
                                                                        ------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
-----------------------------------------------------------------------------------------------------------------------------------
       WUSGI

        - Return before taxes                                              8.07%           6.25%          7.07%
        - Return after taxes on distributions                              5.77%           3.88%          4.55%
        - Return after taxes on distributions nd sales of fund shares      5.53%           3.88%          4.48%
       Lehman Government Intermediate Bond Index                           9.64%           7.44%          6.91%
       Lehman Treasury Bond Index                                         11.79%           7.75%          7.54%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND on 12/31/92 would have grown to $19,810 by December 31, 2002.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date      Wright U.S.    Lehman Treasury     Lehman Government
              Government     Bond Index          Intermediate Fund
              Intermediate
              Fund

  12/31/92      $10,000          $10,000            $10,000
  12/31/93      $11,590          $11,070            $10,820
  12/31/94      $10,590          $10,690            $10,630
  12/31/95      $13,580          $12,660            $12,160
  12/31/96      $13,400          $13,000            $12,650
  12/31/97      $14,620          $14,240            $13,630
  12/31/98      $16,080          $15,670            $14,790
  12/31/99      $15,440          $15,270            $14,860
  12/31/2000    $17,380          $17,330            $16,420
  12/31/2001    $18,320          $18,500            $17,800
  12/31/2002    $19,810          $20,690            $19,510
--------------------------------------------------------------------------------

WRIGHT TOTAL RETURN BOND FUND

Growth of $10,000 Invested 1/1/92 Through 12/31/02

                                                                                Average Annual Total Return
                                                                      ------------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
-----------------------------------------------------------------------------------------------------------------------------

       WTRB

        - Return before taxes                                              9.03%           5.91%          6.40%
        - Return after taxes on distributions                              6.90%           3.64%          3.99%
        - Return after taxes on distributions and sales of fund shares     6.15%           3.60%          3.93%
       Lehman Aggregate Bond Index                                        10.26%           7.55%          7.51%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/92 would have grown to $18,590 by December 31, 2002.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Lehman Aggregate Bond
              Bond Fund              Index

  12/31/92     $10,000             $10,000
  12/31/93     $11,100             $10,970
  12/31/94     $10,370             $10,650
  12/31/95     $12,650             $12,620
  12/31/96     $12,770             $13,080
  12/31/97     $13,950             $14,340
  12/31/98     $15,280             $15,590
  12/31/99     $14,680             $15,460
  12/31/2000   $16,240             $17,260
  12/31/2001   $17,050             $18,720
  12/31/2002   $18,590             $20,640
--------------------------------------------------------------------------------

WRIGHT CURRENT INCOME FUND-- Standard Shares
Growth of $10,000 Invested 1/1/92 Through 12/31/02

                                                                                Average Annual Total Return
                                                                        -----------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs     Last 10 Yrs
-------------------------------------------------------------------------------------------------------------------------------

       WCIF

        - Return before taxes                                              7.70%           6.39%          6.46%
        - Return after taxes on distributions                              5.51%           3.97%          3.88%
        - Return after taxes on distributions and sales of fund shares     5.07%           3.89%          3.85%
       Lehman GNMA Index                                                   8.69%           7.33%          7.30%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND - STANDARD SHARES on 12/31/92 would have grown to $18,700 by December 31, 2002.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current       Lehman GNMA
                        Income Fund            Index

          12/31/92       $10,000              $10,000
          12/31/93       $10,660              $10,660
          12/31/94       $10,310              $10,500
          12/31/95       $12,110              $12,290
          12/31/96       $12,640              $12,970
          12/31/97       $13,720              $14,200
          12/31/98       $14,610              $15,190
          12/31/99       $14,690              $15,480
          12/31/2000     $16,200              $17,200
          12/31/2001     $17,360              $18,610
          12/31/2002     $18,700              $20,230
--------------------------------------------------------------------------------

WRIGHT CURRENT INCOME FUND-- Institutional Shares
Growth of $10,000 Invested 8/1/97* Through 12/31/02

                                                                                Average Annual Total Return
                                                                        ---------------------------------------
                                                                         Last 1 Yr      Last 5 Yrs  Since Inception*
--------------------------------------------------------------------------------------------------------------------------------

       WCIF

        - Return before taxes                                              8.10%           6.59%          6.83%
        - Return after taxes on distributions                              5.79%           4.09%          4.36%
        - Return after taxes on distributions and sales of fund shares     5.33%           4.01%          5.15%
       Lehman GNMA Index                                                   8.69%           7.33%          7.30%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME BOND FUND - INSTITUTIONAL SHARES on 7/31/97 would have grown to $14,206 by December 31, 2002.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date            Wright Current    Lehman GNMA
                      Income Fund         Index

          07/31/97       $10,000         $10,000

          12/31/97       $10,323         $10,335
          12/31/98       $11,000         $11,055
          12/31/99       $11,065         $11,266
          12/31/2000     $12,243         $12,518
          12/31/2001     $13,142         $13,544
          12/31/2002     $14,206         $14,723
--------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2002



                                       Shares       Value
                                      --------     -------

     EQUITY INTERESTS -- 99.7%

AUTOMOBILES & COMPONENTS -- 1.3%
Superior Ind Int....................   2,400   $     99,264
Gentex Corp*........................  10,325        326,683
                                                -----------
                                               $    425,947
                                                -----------


BANKS -- 8.3%
City National Corp..................   7,260   $    319,367
Commerce Bancorp Inc/NJ.............   7,025        303,410
Greenpoint Financial Corp...........  10,360        468,065
Hibernia Corp Class A...............   8,995        173,244
M&T Bank Corporation................   6,250        495,938
Natl Commerce Financial Corp........  17,960        428,346
Roslyn Bancorp Inc..................   8,910        160,647
Sovereign Bancorp Inc...............  26,260        368,953
                                                -----------
                                               $  2,717,970
                                                -----------


CAPITAL GOODS -- 7.3%
Agco Corp*..........................   7,275   $    160,778
Ametek Inc New......................   3,745        144,145
Donaldson Co. Inc...................   7,495        269,820
Fastenal Co.........................   5,625        210,319
Hubbell (Harvey) Inc................   6,560        230,518
Jacobs Engineering*.................   8,680        309,008
L-3 Communications Hldgs*...........   8,455        379,714
Pentair Inc.........................   3,745        129,390
SPX Corp*...........................   6,525        244,361
Teleflex Inc........................   2,805        120,306
Vishay Intertechnology Inc*.........  18,300        204,594
                                                -----------
                                               $  2,402,953
                                                -----------



COMMERCIAL SERVICES & SUPPLIES -- 3.6%
Ceridan Corp-New*...................  10,325   $    148,887
Choicepoint Inc*....................   8,135        321,251
DST Systems Inc*....................   7,325        260,404
Dun & Bradstreet Corp*..............   5,625        194,006
Manpower Inc........................   7,405        236,220
                                                -----------
                                               $  1,160,768
                                                -----------


COMMUNICATIONS EQUIPMENT -- 0.8%
Advanced Fibre Communication*.......  7,015    $    117,010
Harris Corp.........................  5,900         155,170
                                                -----------
                                               $    272,180
                                                -----------

COMPUTERS & PERIPHERALS -- 1.0%
Storage Technology Corp*............ 15,945    $    341,542
                                                -----------


CONSUMER DURABLES & APPAREL -- 3.4%
Coach Inc*..........................   8,455   $    278,339
Furniture Brands Intl Inc*..........   6,100        145,485
Lennar Corp.........................   5,770        297,732
Mohawk Inds Inc*....................   5,155        293,577
Timberland Company*.................   2,700         96,147
                                                -----------
                                               $  1,111,280
                                                -----------


DIVERSIFIED FINANCIALS -- 5.5%
Compass Bancshares IN...............  11,080   $    346,472
Eaton Vance Corp....................   8,830        249,448
Edwards A.G. Inc....................  11,715        386,126
LaBranche & CO Inc*.................   8,730        232,567
Legg Mason Inc......................   7,495        363,807
New Plan Excel Realty...............  11,480        219,153
                                                -----------
                                               $  1,797,573
                                                -----------



ELECTRONIC EQUIPMENT & INSTRUMENTS-- 0.9%
Arrow Electrs Inc Com*..............  5,640    $     72,136
Diebold, Inc........................  5,155         212,489
                                                -----------
                                               $    284,625
                                                -----------


ENERGY -- 7.6%
Ensco International Inc.............  17,820   $    524,799
Equitable Resources Inc.............   8,455        296,263
Murphy Oil Corp.....................   5,610        240,389
Patterson-Uti Energy Inc*...........   7,025        211,944
Smith International Inc*............  12,665        413,132
Weatherford Intl LTD*...............   9,845        393,111
Western Gas Resources...............   5,155        189,962
XTO Energy Inc......................   9,280        229,216
                                                -----------
                                               $  2,498,816
                                                -----------


FOOD & DRUG RETAILING -- 0.6%
Whole Foods Market Inc*.............  3,510    $    185,082
                                                -----------



FOOD, BEVERAGE & TOBACCO -- 4.4%
Constellation Brands Inc-A*.........   8,520   $    202,009
Dean Foods Co. New*.................   9,300        345,030
Dreyer's Grand Ice Cream Inc........   2,790        197,978
FOOD, BEVERAGE & TOBACCO - continued
Smucker Co. (J.M.) new..............   9,310        370,631
Tyson Foods Inc-CL A................ 28,625         321,173
                                                -----------
                                               $  1,436,821
                                                -----------

HEALTH CARE EQUIPMENT & SERVICES-- 7.3%
Apogent Tech Inc*...................  14,065   $    292,552
Covance Inc*........................  13,615        334,793
Dentsply Int'l  Inc.................   6,375        237,150
Express Scripts Incl-CL A*..........   7,495        360,060
First Health Group Corp*............   7,025        171,059
Health Net Inc*.....................   8,920        235,488
Lifepoint Hospitals Inc*............   4,915        147,111
Oxford Health Plans*................   8,060        293,787
Schein Henry Inc*...................   2,575        115,875
Triad Hospitals Incorporated*.......   7,495        223,576
                                                -----------
                                               $  2,411,451
                                                -----------

HOTELS, RESTAURANTS & LEISURE -- 2.9%
Brinker International*..............  13,130   $    423,443
Gtech Holdings Corp*................   6,010        167,439
International Speedway Corp-Cl A....   4,695        175,077
Park Place Entertainment*...........  23,465        197,106
                                                -----------
                                               $    963,065
                                                -----------


HOUSEHOLD & PERSONAL PRODUCTS -- 0.8%
Dial Corporation....................  12,675   $    258,190
                                                -----------


INSURANCE -- 4.5%
American Financial Group, Inc.......  10,650   $    245,696
Everest Re Group Ltd................   6,560        362,768
Fidelity National Finl Inc..........   6,560        215,365
Protective Life Corp................  13,130        361,338
Radian Group Inc....................   7,920        294,228
                                                -----------
                                               $  1,479,395
                                                -----------


MATERIALS -- 4.6%
Airgas Inc*......................... 13,935    $    240,379
H.B. Fuller Co......................  8,775         227,097
Martin Marietta Materials*..........  2,805          86,001
RPM International Inc............... 18,585         283,979
Schulman (A.) Inc...................  8,445         157,161
Sonoco Products.....................  7,260         166,472
Valspar Corp........................  5,825         257,349
Wausau-Mosinee Paper Corp...........  7,635          85,665
                                                -----------

                                               $  1,504,103
                                                -----------


MEDIA -- 4.1%
Entercom Communications Corp*.......   4,220   $    198,002
Harte-Hanks Inc.....................  13,185        246,164
Macrovision Corp*...................   4,180         67,047
Scholastic Corp*....................   3,285        118,096
Washington Post-Cl B................     570        420,660
Westwood One Inc*...................   7,975        297,946
                                                -----------
                                               $  1,347,915
                                                -----------


PHARMACEUTICALS & BIOTECHNOLOGY -- 5.1%
Barr Laboratories Inc*..............   7,495   $    487,850
Gilead Sciences Inc*................  11,620        395,080
Idec Pharmaceuticals Corp*..........  10,785        357,738
Ivax Corp*..........................  15,655        189,895
Mylan Laboratories..................   7,010        244,649
                                                -----------
                                               $  1,675,212
                                                -----------

RETAILING -- 5.9%
99 Cents Only Stores*...............   8,960   $    240,666
Abercrombie & Fitch CO Cl A*........   4,140         84,704
Barnes & Noble Inc*.................   8,455        152,782
CDW Computer Centers Inc*...........   7,495        328,656
Claire's Stores. Inc................   5,335        117,743
Michaels Stores Inc*................   2,380         74,494
Neiman Marcus Grp CL A*.............   5,155        156,660
Petsmart Inc*.......................  10,285        176,182
Ross Stores  Inc....................   7,640        323,860
Williams - Sonoma Inc*..............  10,895        295,799
                                                -----------
                                               $  1,951,546
                                                -----------


SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 2.6%
Fairchild Semicon Intl-CL A*........  7,495    $     80,271
International Rectifier Corp*.......  4,685          86,485
Lam Research Corp*.................. 13,130         141,804
Microchip Technology Inc............ 16,430         401,714
Rf Micro Devices Inc*............... 17,350         127,176
                                                -----------
                                               $    837,450
                                                -----------

SOFTWARE & SERVICES -- 6.7%
Affiliated Computer Services Inc*...  9,450    $    497,543
Henry Jack & Assoc.................. 11,730         141,229
National Instruments Corp*..........  5,535         179,832
Network Associates*.................  9,330         150,120
Reynolds & Reynolds.................  8,455         215,349
Sybase Inc*......................... 17,165         230,011
Symantec Corp*...................... 13,130         531,502
Synopsys Inc*.......................  5,805         267,901
                                                -----------
                                               $  2,213,487
                                                -----------

TELECOMMUNICATION SERVICES -- 0.7%
Telephone & Data Systems............   4,700   $    220,994
                                                -----------



TRANSPORTATION -- 2.8%
C.H. Robinson Worldwide Inc.........   9,665   $    301,548
Expeditors Intl Wash Inc............   5,480        178,922
Hunt J.B. Transprt Svcs Inc*........   5,960        174,628
Republic Services*..................  12,285        257,739
                                                -----------
                                               $    912,837
                                                -----------


UTILITIES -- 7.0%
Hawaiian Electric Inds..............   6,560   $    288,504
Northeast Utilities.................   6,100         92,537
Nstar...............................   8,455        375,317
Ocean Energy Inc....................  10,780        215,277
Questar Corporation.................  16,885        469,741
Scana Corporation...................  17,270        534,679
Wisconsin Energy....................  13,375        337,050
                                                -----------
                                               $  2,313,105
                                                -----------


TOTAL EQUITY INTERESTS-- 99.7%
  (identified cost, $33,468,800)               $ 32,724,307

OTHER ASSETS,
  LESS LIABILITIES  -- 0.3%                          92,934
                                                -----------


NET ASSETS -- 100%                             $ 32,817,241
                                               ============


* Non-income-producing security.

See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                 STATEMENT OF ASSETS AND LIABILITIES

                        December 31, 2002
-------------------------------------------------------------------------------


ASSETS:
  Investments at value
    (identified cost, $33,468,800) (Note 1A)   $32,724,307
  Cash....................................          41,440
  Receivable for fund shares sold.........          20,923
  Receivable from investment adviser......          32,077
  Dividend receivable.....................          30,021
  Other assets............................           6,023
                                               ------------
    Total assets..........................     $32,854,791
                                               ------------
LIABILITIES:
  Payable for fund shares reacquired......     $    25,924
  Transfer agent fee payable..............           2,472
  Accrued expenses and other liabilities..           9,154
                                               ------------
    Total liabilities.....................     $    37,550
                                               ------------
NET ASSETS................................     $32,817,241
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $32,590,003
  Accumulated undistributed net realized gain
   on investments (computed on the basis of
   identified cost).......................          45,939
  Unrealized depreciation of investments
   (computed on the basis of identified cost)     (744,493)
  Undistributed net investment income.....         925,792
                                               ------------
   Net assets applicable to outstanding
    shares................................     $32,817,241
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................       3,540,354
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      9.27
                                               =============


(A) The portfolio was liquidated on December 20, 2002 (see Note 1). See notes to financial statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 2002
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income........................     $     6,771
   Income allocated from portfolio (A)....         326,628
   Expenses allocated from portfolio (A) .        (369,231)
                                               ------------

    Investment loss.......................     $   (35,832)
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $     5,981
   Administrator fee (Note 2).............           9,208
   Compensation of Trustees not employees of the
    investment adviser or administrator...           4,867
   Custodian fee..........................          25,301
   Distribution expenses (Note 3).........         102,637
   Transfer and dividend disbursing agent fees      28,270
   Audit services.........................          15,713
   Legal services.........................           3,807
   Printing...............................           3,810
   Registration costs ....................          13,275
   Miscellaneous..........................           6,272
                                               ------------
    Total expenses........................     $   219,141
                                               ------------
  Deduct -
   Reduction of custodian fee (Note 1D)...     $    (5,969)
   Reduction of distribution expenses
    by principal underwriter (Note 3) ....         (37,143)
   Allocation of expenses to
    investment adviser....................         (32,077)
                                               ------------
    Total deductions......................     $   (75,189)
                                               ------------
      Net expenses........................     $   143,952
                                               ------------
        Net investment loss...............     $  (179,784)
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions from
   portfolio (identified cost basis) (A)..     $     3,548
  Change in unrealized depreciation
   of investments ........................      (7,560,843)
                                               ------------
  Net realized and unrealized loss of
   investments............................     $(7,557,295)
                                               ------------
    Net decrease in net assets from
     operations ..........................     $(7,737,079)
                                               =============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                        -------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2002                  2001
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $   (179,784)         $   (188,134)
     Net realized gain on investments...........................................            3,548             1,782,136
     Change in unrealized depreciation of investments...........................       (7,560,843)           (7,272,772)
                                                                                      ------------          ------------
       Net decrease in net assets resulting from operations.....................     $ (7,737,079)         $ (5,678,770)
                                                                                      ------------          ------------
   Distributions to shareholders (Note 1F) -
     From net realized gain.....................................................     $ (1,680,807)         $ (2,013,498)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $ (3,647,530)         $  2,373,684
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(13,065,416)         $ (5,318,584)

NET ASSETS:

   At beginning of year.........................................................       45,882,657            51,201,241
                                                                                      ------------          ------------
   At end of year...............................................................     $ 32,817,241          $ 45,882,657
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $    925,792          $    924,379
                                                                                     ==============        ==============

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2002(5)       2001(5)      2000(5)       1999        1998
------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 11.580     $  13.430    $  15.130    $  17.630    $ 19.200
                                                              --------     --------     --------     --------     --------
Income (loss) from investment operations:

     Net investment (loss) income* .........                  $ (0.046)    $  (0.045)   $  (0.041)   $   0.181    $  0.095
     Net realized and unrealized (loss) gain                    (1.831)       (1.322)       1.638        0.638      (0.139)
                                                              ---------    ----------     --------     --------     --------
         Total income (loss)
         from investment operations.........                  $ (1.877)    $  (1.367)   $   1.597    $   0.819    $ (0.044)
                                                              ---------     ---------     --------     --------     --------
Less distributions:

     Dividends from investment income.......                  $  -         $   -        $   -        $  (0.055)   $ (0.090)
     Distributions from capital gains.......                    (0.433)       (0.483)      (3.297)      (3.264)     (1.436)
                                                              ---------     ---------     --------     --------     --------
         Total distributions................                  $ (0.433)    $  (0.483)   $  (3.297)   $  (3.319)   $ (1.526)
                                                              ---------     ---------     --------     --------     --------
Net asset value, end of year................                  $  9.270     $  11.580    $  13.430    $  15.130    $ 17.630
                                                              ==========   ==========   ==========   ==========   ==========

Total return(1) ............................                   (16.98%)      (10.15%)      10.75%        5.75%       0.14%

Ratios/Supplemental Data*:

     Net assets, end of year (000 omitted)..                  $  32,817    $  45,883    $  51,201    $  74,547    $220,965
     Ratio of net expenses to average net assets (2)              1.26%        1.26%        1.26%        1.16%       1.11%
     Ratio of net expenses after custodian fee
        reduction to average net assets(4)..                      1.25%(2)     1.25%(2)     1.25%(2)     1.15%(2)    1.11%(2)
     Ratio of net investment income (loss) to average
        net assets..........................                     (0.44%)      (0.38%)      (0.28%)       0.36%       0.46%
     Portfolio turnover rate  ..............                       119%(3)       67%(3)       55%(3)      106%(3)      78%(3)

---------------------------------------------------------------------------------------------------------------------------------

* For the years ended December 31, 2002, 2001, 2000 and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                               2002(5)        2001         2000         1999
                                                              --------  -   -------       ------      -------

     Net investment (loss) income per share.                  $ (0.064)    $  (0.057)   $  (0.051)   $   0.151
                                                              ==========   ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.43%(2)      1.37%        1.33%        1.22%
                                                              ==========   ==========   ==========   ==========
         Expenses after custodian fee reduction(4)               1.42%(2)      1.36%(2)     1.32%(2)     1.21%(2)
                                                              ==========   ==========   ==========   ==========
         Net investment income (loss).......                    (0.61%)(2)    (0.49%)      (0.35%)       0.30%
                                                              ==========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Includes each fund's share of its corresponding portfolio's allocated expenses.

(3)Represents portfolio turnover rate of the fund's corresponding portfolio.

(4)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(5)Certain per share amounts are based on average shares outstanding.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2002



                                       Shares       Value
                                      --------     --------
 EQUITY INTERESTS -- 99.5%

AUTOMOBILES & COMPONENTS -- 0.8%
Cooper Industries Ltd-Cl A..........   5,980    $   217,971
Johnson Controls....................   3,780        303,043
                                                -----------
                                               $    521,014
                                                -----------


BANKS -- 7.5%
Bank of America Corp................ 34,220    $  2,380,684
Bank One Corp....................... 19,480         711,994
BB&T Corporation....................  7,340         271,507
Fleet Boston Financial Corp......... 17,880         434,484
Golden West Financial...............  3,750         269,288
Wachovia Corp....................... 16,960         618,022
Washington Mutual Inc...............  9,300         321,129
                                                -----------
                                               $  5,007,108
                                                -----------



CAPITAL GOODS -- 8.3%
3M Company..........................  5,490    $    676,917
American Standard Companies*........  3,840         273,178
Deere and Company...................  4,430         203,116
Fortune Brands Inc..................  4,735         220,225
General Electric Co................. 83,050       2,022,268
Illinois Tool Works.................  7,090         459,857
ITT Industries Inc..................  3,970         240,939
Power One Inc*...................... 12,700          72,009
Tyco International Ltd.............. 19,010         324,691
United Technologies................. 17,180       1,064,129
                                                -----------
                                               $  5,557,329
                                                -----------



COMMERCIAL SERVICES & SUPPLIES -- 2.0%
Apollo Group Inc - Cl A*............  6,230    $    274,120
Avery Dennison Corp.................  7,890         481,921
Cintas Corp.........................  4,070         186,201
Ecolab Inc..........................  3,420         169,290
First Data Corporation..............  6,810         241,142
                                                -----------
                                               $  1,352,674
                                                -----------



COMMUNICATIONS EQUIPMENT -- 2.0%
Cisco System Inc*................... 77,050       1,009,354
Qualcomm Inc*.......................  8,280         301,309
                                                -----------
                                               $  1,310,663
                                                -----------


COMPUTER & PERIPHERALS -- 2.4%
Dell Computer Corp*................. 49,330    $  1,319,084
Xerox Corp*......................... 36,190         291,330
                                                -----------
                                               $  1,610,414
                                                -----------



CONSUMER DURABLES & APPAREL -- 1.1%
Eastman Kodak.......................   7,460    $   261,398
Liz Claiborne Inc...................  11,390        337,714
Reebok Intl Ltd*....................   3,530        103,782
                                                -----------
                                               $    702,894
                                                -----------



DIVERSIFIED FINANCIALS -- 7.1%
American Express Co................. 21,705    $    767,271
Bear Stearns Companies Inc..........  8,670         514,998
Citigroup Inc....................... 39,190       1,379,096
Countrywide Financial Corp.......... 10,250         529,413
Goldman Sachs Group Inc.............  6,300         429,030
JP Morgan Chase & Co................ 12,220         293,280
Providian Financial*................ 32,340         209,887
Schwab (Charles) Corp............... 14,160         153,636
State Street Corp................... 11,410         444,990
                                                -----------
                                               $  4,721,601
                                                -----------


ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
Sanmina-Sci Corp.................... 33,330    $    149,651
                                                -----------

ENERGY -- 6.9%
Apache Corporation..................  5,110    $    291,219
BJ Services Co*.....................  6,150         198,707
Burlington Resources Inc............  6,390         272,534
EOG Resources Inc...................   6,460        257,883
Exxon Mobil Corp.................... 73,502       2,568,160
Halliburton CO...................... 15,150         283,457
Occidental Petroleum................ 16,570         471,417
Schlumberger Ltd....................  6,110         257,170
                                                -----------
                                               $  4,600,547
                                                -----------


FOOD & DRUG RETAILING -- 0.5%
Sysco Corp.......................... 11,430    $    340,500
                                                -----------

FOOD, BEVERAGE & TOBACCO -- 6.1%
Adolph Coors Company................  2,360    $    144,550
Anheuser Busch Cos Inc..............  9,000         435,600
Coca Cola Co........................ 22,950       1,005,669
Coca-Cola Enterprises...............  9,540         207,209
Con Agra Inc........................ 12,070         301,871
Pepsico Inc......................... 15,770         665,809
Philip Morris Cos Inc............... 20,350         824,786
Wrigley Wm. Jr. Co..................  9,080         498,310
                                                -----------
                                               $  4,083,804
                                                -----------


HEALTH CARE EQUIPMENT & SERVICES -- 2.9%
Bard (C.R.) Inc.....................   3,420   $    198,360
Boston Scientific Corp*.............  11,270        479,200
Thermo Electron*....................   9,220        185,506
United Health Group Inc.............   4,950        413,325
Zimmer Holdings Inc*................  16,090        668,057
                                                -----------
                                               $  1,944,448
                                                -----------


HOTELS, RESTAURANTS & LEISURE -- 0.4%
Carnival Corporation................  10,400   $    259,480
                                                -----------


HOUSEHOLD & PERSONAL PRODUCTS -- 2.8%
Avon Products.......................  6,200    $    333,994
Clorox Company......................  7,565         312,056
Procter & Gamble.................... 14,190       1,219,489
                                                -----------
                                               $  1,865,539
                                                -----------


INSURANCE -- 5.4%
AFLAC  Inc.......................... 19,240    $    579,509
Allstate Corp....................... 18,060         668,039
Amer Intl Group Inc................. 19,090       1,104,357
Anthem Inc..........................  3,670         230,843
Marsh & McLennan Cos................  9,790         452,396
Metlife Inc.........................  7,410         200,366
Progressive Corp....................  7,080         351,380
                                                -----------
                                               $  3,586,890
                                                -----------


MATERIALS -- 2.1%
Ball Corporation....................   4,890    $   250,319
Bemis Company Inc...................   5,760        285,869
E.I. Dupont de Nemours..............  11,430        484,632
Int'l Flavors & Fragr...............   5,380        188,838
Sigma-Aldrich.......................   3,790        184,573
                                                -----------
                                               $  1,394,231
                                                -----------


MEDIA -- 3.6%
AOL Time Warner Inc*................  43,060    $   564,086
Clear Channel Communications*.......   9,600        357,984
Gannett Co.Inc......................   6,620        475,316
Viacom, Inc. Class B*...............  24,050        980,278
                                                -----------
                                               $  2,377,664
                                                -----------


PHARMACEUTICALS & BIOTECHNOLOGY -- 11.7%
Amgen Inc...........................  10,805    $   522,314
Bristol-Myers Squibb................  20,080        464,852
Forest Labs.........................   3,470        340,823
Genzyme Corp........................   6,280        185,700
Johnson & Johnson...................  38,650      2,075,892
Merck & Co Inc......................  30,070      1,702,263
Pfizer Inc..........................  46,220      1,412,945
Pharmacia Corporation...............  22,870        955,966
Watson Pharmaceuticals Inc..........   5,200        147,004
                                                -----------
                                               $  7,807,759
                                                -----------


RETAILING -- 7.0%
Bed Bath & Beyond Inc*..............   6,950    $   239,984
Ebay Inc*...........................   9,870        669,383
Kohl's Corp*........................   7,970        445,922
Lowes Cos Inc.......................  14,510        544,125
Nordstrom Inc.......................  16,620        315,281
TJX Companies Inc...................  18,465        360,437
Walmart Stores......................  41,405      2,091,367
                                                -----------
                                               $  4,666,499
                                                -----------



SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.4%
Broadcom Corp Cl A*.................  8,440    $    127,106
Intel Corp.......................... 65,460       1,019,212
Q Logic Corp*....................... 13,020         449,320
                                                -----------
                                               $  1,595,638
                                                -----------


SOFTWARE & SERVICES - 8.8%
Autodesk  Inc.......................  9,430    $    134,849
BMC Software Inc*...................  5,870         100,436
I B M*.............................. 16,140       1,250,850
Intuit Inc*.........................  6,040         283,397
Mercury Interactive Corp*...........  6,150         182,348
Microsoft Corp*..................... 54,980       2,842,466
Oracle Corp*........................ 47,880         517,104
Peoplesoft In*c..................... 10,720         196,176
Yahoo! Inc*......................... 21,290         348,092
                                                -----------
                                               $  5,855,718
                                                -----------

TELECOMMUNICATION SERVICES -- 4.2%
Alltel Corp......................... 12,610    $    643,110
AT&T Corp........................... 14,681         383,320
AT&T Wireless Services*............. 25,630         144,809
Nextel Comm*........................ 30,870         356,549
Qwest Comm Intl*.................... 26,570         132,850
Verizon Communications.............. 29,095       1,127,431
                                                -----------
                                               $  2,788,069
                                                -----------


TRANSPORTATION -- 1.4%
Amr Corp Del Com*................... 18,390    $    121,374
Fedex Corporation...................  3,710         201,156
United Parcel Service...............  9,860         621,969
                                                -----------
                                               $    944,499
                                                -----------


UTILITIES -- 1.8%
Calpine Corp*......................  16,560    $     53,986
Consolidated Edison Inc.............  5,910         253,066
DTE Energy Company.................. 10,090         468,176
Entergy Corporation.................  4,660         212,449
Southern Company....................  8,590         243,870
                                                -----------
                                               $  1,231,547
                                                -----------



TOTAL EQUITY INTERESTS -- 99.5%
  (identified cost, $70,454,655)               $ 66,276,180

OTHER ASSETS, LESS LIABILITIES -- 0.5%              333,291
                                                -----------

NET ASSETS -- 100%                             $ 66,609,471
                                               ============


* Non-income-producing security.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


               STATEMENT OF ASSETS AND LIABILITIES

                        December 31, 2002
-------------------------------------------------------------------------------


ASSETS:
  Investments at value
    (identified cost, $70,454,655) (Note 1A)   $66,276,180
  Cash....................................          28,853
  Receivable for investments sold.........          99,865
  Receivable for fund shares sold.........         100,094
  Dividends and interest receivable.......         127,381
  Other assets............................           6,826
                                               ------------
    Total assets..........................     $66,639,199
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $    16,286
  Transfer agent fee......................           3,163
  Accrued expenses and other liabilities..          10,279
                                               ------------
    Total liabilities.....................     $    29,728
                                               ------------
NET ASSETS................................     $66,609,471
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $108,092,369
  Accumulated net realized loss on
   investments (computed on the basis
   of identified cost)....................     (37,108,721)
  Unrealized depreciation of investments
   (computed on the basis of identified cost)   (4,178,475)
  Distributions in excess of net
   investment income......................        (195,702)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $66,609,471
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................       7,773,991
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      8.57
                                               =============

See notes to financial statements


                             STATEMENT OF OPERATIONS

                       For the Year Ended December 31, 2002
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income........................     $ 1,134,949
   Interest income........................           3,112
                                               ------------
    Investment income.....................     $ 1,138,061
                                               ------------
  Expenses -

   Investment adviser fee (Note 2)........     $   467,848
   Administrator fee - (Note 2)...........          93,569
   Compensation of Trustees not employees of the
    investment adviser or administrator...           3,576
   Custodian fee (Note 1D)................          76,576
   Distribution expenses  (Note 3)........         194,509
   Transfer and dividend disbursing agent fees      45,772
   Printing...............................           3,810
   Audit services.........................          35,124
   Legal services.........................           5,006
   Registration costs.....................          16,103
   Miscellaneous..........................          10,022
                                               ------------
    Total expenses........................     $   951,915
                                               ------------
  Deduct -
   Reduction of custodian fee (Note 1D)...     $    (5,430)
                                               ------------
      Net expenses........................     $   946,485
                                               ------------
        Net investment income.............     $   191,576
                                               ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $(16,457,346)
  Change in unrealized depreciation
   of investments.........................      (5,662,120)
                                               ------------

  Net realized and unrealized loss
   of investments.........................     $(22,119,466)
                                               ------------

   Net decrease in net assets from
    operations............................     $(21,927,890)
                                               =============

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                       ---------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2002                  2001
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $    191,576          $    (85,383)
     Net realized loss on investments...........................................      (16,457,346)          (15,909,664)
     Change in unrealized depreciation of investments...........................       (5,662,120)           (6,477,084)
                                                                                      ------------          ------------
       Net decrease in net assets resulting from operations.....................     $(21,927,890)         $(22,472,131)
                                                                                      ------------          ------------
   Distributions declared to shareholders -
     From net investment income.................................................     $   (171,114)         $          -
                                                                                      ------------          ------------
       Total distributions......................................................     $   (171,114)         $          -
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 4) -
     Standard shares............................................................     $ (5,030,351)         $(19,372,869)
     Institutional shares (Note 8)..............................................       (1,382,497)              246,637
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions......................     $ (6,412,848)         $(19,126,232)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(28,511,852)         $(41,598,363)

NET ASSETS:

   At beginning of year.........................................................       95,121,323           136,719,686
                                                                                      ------------          ------------
   At end of year...............................................................     $ 66,609,471          $ 95,121,323
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF YEAR...............................................................     $   (195,702)         $   (212,487)
                                                                                     ==============        ==============


See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                                                                                Year Ended December 31,
                                                               --------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2002(4)       2001(4)      2000(4)      1999(4)       1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Standard Shares
                                                              ---------------------------------------------------------------

Net asset value, beginning of year..........                  $ 11.380     $  13.690    $  16.290    $  13.670     $ 12.020
                                                              --------     ---------     --------     --------      --------
Income (loss) from investment operations:
     Net investment income (loss)(1) .......                  $  0.024     $  (0.009)   $  (0.001)   $   0.042     $  0.091
     Net realized and unrealized gain (loss)                    (2.812)       (2.301)      (2.005)       3.202        2.324
                                                              ---------     ---------     --------     --------      --------
         Total income (loss)
         from investment operations.........                  $ (2.788)    $  (2.310)   $  (2.006)   $   3.244     $  2.415
                                                              ---------     ---------     --------     --------      --------
Less distributions:
     Dividends from investment income.......                  $ (0.022)    $   -        $  (0.010)   $  (0.045)    $ (0.055)
     Distributions from capital gains.......                     -             -           (0.584)      (0.579)      (0.710)
                                                              ---------     --------     ---------     --------      --------
         Total distributions................                  $ (0.022)    $   -        $  (0.594)   $  (0.624)    $ (0.765)
                                                              ---------     --------     ---------     --------      --------
Net asset value, end of year................                  $  8.570     $  11.380    $  13.690    $  16.290     $ 13.670
                                                              ==========   ==========   ==========   ==========   ==========
Total Return(3) ............................                  (24.50%)       (16.87%)     (12.49%)      23.95%       20.43%

Ratios/Supplemental Data(1):
     Net assets, end of year (000 omitted)..                  $  66,609    $  93,696    $ 135,262    $ 144,359     $ 50,878
     Ratio of net expenses to average net assets                  1.22%        1.13%        1.06%        1.05%        1.07%(2)
     Ratio of net expenses after custodian fee
        reduction to average net assets(2)(6)                     1.22%        1.13%        1.06%        1.05%        1.05%(2)
     Ratio of net investment income (loss) to
        average net assets .................                      0.25%       (0.08%)      (0.00%)(5)    0.27%        0.49%
     Portfolio turnover rate................                       130%          78%          88%          59%          36%

----------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 1999 and 1998, the operating expenses of the Fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                                                        1999         1998

     Net investment income per share.                                                               $   0.034     $  0.052
                                                                                                     ==========   ==========
     Ratios (As a percentage of average net assets):
       Expenses.............................                                                             1.10%        1.28%
                                                                                                     ==========   ==========
       Expenses after custodian fee reduction(2)                                                         1.10%        1.26%
                                                                                                     ==========   ==========
       Net investment income................                                                             0.22%        0.28%
                                                                                                     ==========   ==========

----------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(4)Certain per share amounts are based on average shares outstanding.

(5)Amount represents less than (0.00%) of average net shares.

(6)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.25%.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2002



                                        Shares       Value
                                       --------     -------

  EQUITY INTERESTS -- 99.1%

AUSTRALIA -- 2.1%
Aust & Nz Bank Grp..................  61,550   $    601,330
Natl Australia Bk ..................  37,050        662,398
                                                -----------
                                               $  1,263,728
                                                -----------

BELGIUM -- 0.5%
Colruyt NV .........................   5,900   $    325,050
                                                -----------


CANADA -- 3.5%
Bank Nova Scotia....................  32,200   $  1,073,332
Biovail Corp*.......................   7,200        190,152
Celestica Inc*......................   7,900        111,390
Royal Bk Cda........................  21,250        778,145
                                                -----------
                                               $  2,153,019
                                                -----------


FINLAND -- 2.4%
Nokia Corp - Spon Adr*..............  66,000   $  1,023,000
Upm-Kymmene Oyj ....................  14,000        449,561
                                                -----------
                                               $  1,472,561
                                                -----------


FRANCE -- 8.2%
Aventis.............................   8,100   $    438,939
Axa.................................  28,625        384,199
Bnp Pariba..........................  17,998        733,383
Carrefour As........................   6,247        278,153
Groupe Danone ......................   2,400        322,878
Seb Group...........................   7,233        642,137
Stmicroelectronics NV...............  12,488        244,799
Tf1 - Tv Francaise..................  10,900        291,222
TotalFinaElf S......................   7,155      1,021,895
Vivendi Universal SA................  19,745        318,886
Zodiac SA...........................  15,500        315,391
                                                -----------
                                               $  4,991,882
                                                -----------


GERMANY -- 8.1%
Altana Ag...........................   8,100   $    368,054
Basf Ag.............................   8,770        330,395
Bayerische Motoren Werke Ag.........  11,400        346,332
Continental Ag......................   8,940        137,440
Daimlerchrysler Ag - Reg............  13,200        403,787
Deutsche Bank Ag - Reg..............   9,300        428,436
Deutsche Telekom Ag.................  26,840        340,868
E.On Ag.............................  23,800        959,064
Gehe Ag.............................  13,300        515,010
Sap Ag..............................   3,100        243,008
Schering Ag.........................   9,100        396,304
Siemens Ag - Reg....................  12,100        514,256
                                                -----------
                                               $  4,982,954
                                                -----------


GREECE -- 0.8%
Coca-Cola Hell Bot..................  15,670   $    217,719
Ote (Hellenic Tlcm).................  24,900        274,363
                                                -----------
                                               $    492,082
                                                -----------

HONG KONG -- 1.3%
China Mobile Ltd (Hk)*..............  90,400   $    215,035
Esprit Holdings Ltd................. 106,000        178,748
Hutchison Whampoa Ltd...............  65,900        412,383
                                                -----------
                                               $    806,166
                                                -----------


IRELAND -- 5.0%
Allied Irish Banke Plc............... 53,400   $    720,644
Anglo Irish Bank Plc ...............  61,600        438,278
Bk Of Ireland.......................  87,720        901,200
Eni S P A...........................  12,900      1,012,520
                                                -----------
                                               $  3,072,642
                                                -----------

JAPAN -- 14.8%
Aderans Ltd.........................   6,400   $    142,917
Belluna Co Ltd......................   4,700        163,571
Canon Inc...........................  14,000        527,345
Daikin Industries Ltd...............  20,000        316,845
Eisai Co Ltd........................  16,000        359,316
Familymart Co Ltd...................   7,600        148,900
Fanuc Ltd...........................   7,500        331,802
Fuji Photo Film Co Ltd..............   9,000        293,503
Honda Motor Co Ltd..................  24,000        887,840
Ito-Yokado Co Ltd...................   6,000        176,961
Kao Corp............................   8,000        175,613
Keyence Corp........................   1,000        174,012
Nissan Motor Co Ltd.................  42,000        327,732
Ntt Docomo Inc......................     475        876,590
Ricoh Co Ltd........................  21,000        344,544
Rohm Co Ltd ........................   2,000        254,656
Shin-Etsu Chemical Co Ltd...........  22,000        721,159
Smc Corp............................   4,000        375,495
Sony Corp...........................  12,600        526,637
Takeda Chem Inds....................  18,000        752,338
Toyota Motor Corp...................  29,000        779,556
Yamanouchi Pharm....................  13,700        397,135
                                                -----------
                                               $  9,054,467
                                                -----------
SOUTH KOREA -- 1.1%
Kt Corp - Sp Adr....................  20,100   $    433,155
Sk Telecom Co Ltd - Adr.............  11,400        243,390
                                                -----------
                                               $    676,545
                                                -----------

MEXICO -- 2.0%
Cemex SA - Spons Adr port cert......  26,496   $    569,929
Telefonos De Mexico SA.............. 409,300        651,278
                                                -----------
                                               $  1,221,207
                                                -----------

NETHERLANDS -- 4.0%
Abn-Amro Hldgs Nv...................  24,200   $    395,660
Asml Holdings Nv*...................  13,800        115,368
Dsm Nv..............................   7,300        332,316
Ihc Caland Nv.......................  10,369        547,324
Ing Groep Nv -Cva...................  32,009        542,143
Philips Elec (Kon)..................  21,659        379,572
Royal Dutch Petroleum Co............   4,280        188,415
                                                -----------
                                               $  2,500,798
                                                -----------



NEW ZEALAND -- 0.1%
Telecom Corp Of Nz..................  25,000   $     59,236
                                                -----------


NORWAY -- 1.4%
Norsk Hydro As .....................  19,100   $    856,056
                                                -----------



SINGAPORE -- 0.9%
Flextronics Intl Ltd*...............   6,700   $     54,873
Singapore Press Hd Ltd..............  48,000        503,659
                                                -----------
                                               $    558,532
                                                -----------


SOUTH AFRICA -- 0.7%
Sasol Beperk Ltd....................  35,400   $    433,445
                                                -----------



SPAIN -- 7.7%
Altadis Sa..........................  13,900   $    317,110
Amadeus Global Travel Dist-A........  40,700        167,851
Hisp Banco Santander Central........  96,100        659,534
Espanola de Petrolcoscepa Span......  43,400        792,007
Corporacion Mapfre Sa...............  48,500        393,422
Endesa Sa...........................  52,100        609,612
Gas Natural Sdg Sa..................  48,300        915,894
Grupo Dragados Sa...................  12,050        204,852
Grupo Ferrovial.....................  11,000        278,772
Telefonica Sa*......................  42,968        384,619
                                                -----------
                                               $  4,723,673
                                                -----------


SWEDEN -- 0.3%
Ericsson (L M) Tel - Sp Adr.........  25,240   $    170,118
                                                -----------


SWITZERLAND -- 6.5%
Nestle Sa...........................   5,700   $  1,207,854
Novartis Ag - Reg Shares............  34,480      1,258,060
Sgs Soc General Surveillance Holding   1,450        436,250
Swiss Re - Reg......................   4,590        301,088
Ubs Ag - Registered.................  16,000        777,612
                                                -----------
                                               $  3,980,864
                                                -----------

TAIWAN -- 0.6%
Taiwan Semiconducto.................  26,290   $    185,344
United Microelectronics - Adr.......  49,220        165,379
                                                -----------
                                               $    350,723
                                                -----------



UNITED KINGDOM -- 27.1%
Amvescap Plc........................  33,011   $    211,515
Anglo American......................  41,800        620,780
Astrazeneca Plc.....................  25,780        904,620
Barclays Plc........................ 166,368      1,031,166
Bhp Billiton Plc.................... 110,265        588,903
Bp Plc.............................. 206,651      1,420,560
British American Tobacco Plc........  52,383        523,276
British Sky Broadcasting Plc*.......  40,000        411,490
Diageo Plc..........................  91,349        992,670
Glaxosmithkline Plc.................  48,310        927,064
Gus Plc.............................  38,936        361,680
Hsbc Hldgs Plc...................... 122,833      1,357,538
Johnson Matthey Plc.................  14,000        180,309
Legal & General Gp Plc.............. 210,803        325,797
Lloyds Tsb Group Plc................  87,765        630,160
Meggitt  Plc........................ 119,723        341,151
Mitie Group Plc..................... 138,547        193,855
Persimmon Plc.......................  34,000        233,175
Reckitt Benckiser Plc...............  35,988        698,138
Royal Bk Scot Grp...................  49,055      1,175,122
Scottish Pwr Plc - Adr..............  11,000        252,120
Shell Trnspt & Trdg Co Plc.......... 115,396        759,824
Unichem.............................  58,362        419,985
Unilever Pl.........................  47,036        447,524
Vodafone Group Plc.................. 854,310      1,557,578
                                                -----------
                                               $ 16,566,000
                                                -----------

TOTAL EQUITY INTERESTS - 99.1%
  (identified cost, $65,833,445)               $ 60,711,748
                                                -----------

OTHER ASSETS, LESS LIABILITIES -- 0.9%              529,958
                                                -----------

NET ASSETS -- 100%                             $ 61,241,706
                                               ============


* Non-income-producing security.
ADR: American Depository Receipts.
See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------


                  STATEMENT OF ASSETS AND LIABILITIES

                          December 31, 2002
-------------------------------------------------------------------------------


ASSETS:
  Investment at value
   (identified cost, $65,833,445) (Note 1A) $   60,711,748
  Cash....................................         403,262
  Receivable for fund shares sold.........           6,806
  Dividends receivable....................          64,158
  Other assets............................         104,462
                                               ------------
    Total assets..........................     $61,290,436
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    29,443
  Transfer agent fee payable..............           4,000
  Accrued expenses and other liabilities..          15,287
                                               ------------
    Total liabilities.....................     $    48,730
                                               ------------
NET ASSETS................................     $61,241,706
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $91,611,139
  Accumulated undistributed net realized loss on
   investments and foreign currency (computed
   on the basis of identified cost).......     (27,230,671)
  Unrealized depreciation of investments and
   translation of assets and liabilities in foreign currencies (computed on the basis of
   identified cost).......................      (5,116,461)
  Undistributed net investment income.....       1,977,699
                                               ------------
   Net assets applicable to outstanding
    shares................................    $ 61,241,706
                                               =============

  Computation of net asset value, offering and redemption price per share:

   Standard shares:
   --------------
    Net assets............................     $50,835,202
                                               ============
    Shares of beneficial interest outstanding    5,165,836
                                               =============
    Net asset value, offering price, and
     redemption price per share of
     beneficial interest..................     $      9.84
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $10,406,504
                                               =============
    Shares of beneficial interest outstanding     2,243,393
                                               =============
    Net asset value, offering price, and
    redemption price per share
    of beneficial interest................     $      4.64
                                               =============
See notes to financial statements


                             STATEMENT OF OPERATIONS

                       For the Year Ended December 31, 2002
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income .......................     $     8,189
   Dividend income allocated from portfolio(A)   1,618,051
   Less: Foreign taxes allocated from
    portfolio(A)..........................          (1,329)
   Expenses allocated from portfolio (A)..        (853,978)
                                               ------------
    Investment income.....................     $   770,933
                                               ------------
  Expenses -
   Investment adviser fee.................     $    14,704
   Administrator fee (Note 2).............          16,858
   Compensation of Trustees not employees of
    the investment adviser or administrator          4,867
   Custodian fee
    - Standard shares.....................          15,503
    - Institutional shares................          10,926
   Distribution expenses
    - Standard shares (Note 3)............         147,808
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          36,398
    - Institutional shares................          11,829
   Printing...............................           3,810
   Audit services.........................          15,713
   Legal services.........................           4,817
   Registration costs
    - Standard shares.....................          11,190
    - Institutional shares................          11,355
   Miscellaneous..........................           5,258
                                               ------------
    Total expenses........................     $   311,036
                                               ------------
  Deduct -
   Reduction of custodian fee (Note 1D)
    - Standard shares.....................     $    (5,340)
    - Institutional shares................          (1,028)
                                               ------------
    Total deductions......................     $    (6,368)
                                               ------------
    Net expenses..........................     $   304,668
                                               ------------
        Net investment income.............     $   466,265
                                               ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment and foreign
   currency transactions
   (identified cost basis)................     $(12,072,706)
  Change in unrealized appreciation of
   investments and translation of assets and
   liabilities in foreign currencies......         793,286
                                               ------------
   Net realized and unrealized loss of
   investments............................     $(11,279,420)
                                               ------------

    Net decrease in net assets from
     operations...........................     $(10,813,155)
                                               =============

(A) The portfolio was liquidated on December 20, 2002 (see Note 1). See notes to financial statements

Wright International Blue Chip Equities Fund (WIBC)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                     -----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2002                  2001
------------------------------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $    466,265          $   (155,476)
     Net realized loss on investments and foreign currency transactions.........      (12,072,706)          (11,569,695)
     Change in unrealized appreciation (depreciation) on investments
      and translation of assets and liabilities in foreign currencies ..........          793,286           (17,726,546)
                                                                                      ------------          ------------
       Net decrease in net assets resulting from operations.....................     $(10,813,155)         $(29,451,717)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 4) -
     Standard shares............................................................     $ (6,953,683)         $(19,188,438)
     Institutional shares.......................................................       (1,005,127)             (143,595)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $ (7,958,810)         $(19,332,033)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(18,771,965)         $(48,783,750)

NET ASSETS:

   At beginning of year.........................................................       80,013,671           128,797,421
                                                                                      ------------          ------------
   At end of year...............................................................     $ 61,241,706          $ 80,013,671
                                                                                     ==============        ==============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF YEAR..................................................................     $  1,977,699          $  1,571,758
                                                                                     ==============        ==============


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
------------------------------------------------------------------------------


                                                                           Year Ended December 31,
                                                               -------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2002(4)       2001(4)      2000(4)      1999(4)       1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                               Standard Shares
                                                               -------------------------------------------------------------------

Net asset value, beginning of year..........                    $11.510      $15.180      $18.900      $16.020     $16.020
                                                              ---------    ---------    ---------    ---------    ---------
Income (loss)  from investment operations:

     Net investment income (loss) ..........                    $ 0.070     $ (0.023)     $ 0.135     $ (0.004)    $ 0.078
     Net realized and unrealized gain (loss)                     (1.740)      (3.647)      (3.455)       5.181       0.868(+)
                                                              ---------    ---------    ---------    ---------    ---------
         Total income (loss)
            from investment operations......                   $ (1.670)    $ (3.670)    $ (3.320)     $ 5.177     $ 0.946
                                                              ---------    ---------    ---------    ---------    ---------
Less distributions:

     Dividends from investment income.......                    $ -          $ -          $ -          $ -        $ (0.070)
     Distributions from capital gains.......                      -            -           (0.400)      (2.297)     (0.876)
                                                              ---------    ---------    ---------    ---------    ---------

         Total distributions................                    $ -          $ -         $ (0.400)    $ (2.297)   $ (0.946)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of year................                    $ 9.840      $11.510      $15.180      $18.900     $16.020
                                                             ==========   ==========   ==========   ==========   ==========
Total return(1) ............................                    (14.51%)     (24.18%)     (17.58%)      34.26%       6.14%

Ratios/Supplemental Data

     Net assets, end of year (000 omitted)..                   $ 50,835     $ 66,828      $110,868     $147,610    $193,327
     Ratio of total expenses to average daily net assets          1.66%(2)     1.56%(2)      1.49%(2)     1.49%(2)    1.35%(2)
     Ratio of net expenses after custodian fee
       reduction to average net assets(5)                         1.65%        -            -            -           -
     Ratio of net investment income (loss) to average
        daily net assets                                          0.65%       (0.18%)       0.76%       (0.02%)      0.42%
     Portfolio turnover rate  ..............                        62%(3)       39%(3)       53%(3)      105%(3)      66%(3)

--------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Includes each fund's share of its corresponding Portfolio's allocated expenses.

(3)Represents portfolio turnover rate of the fund's corresponding portfolio.

(4)Certain per share amounts are based on average shares outstanding.

(5)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                              --------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2002(4)       2001(4)      2000(4)      1999(4)       1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                            Institutional Shares
                                                              --------------------------------------------------------------------

Net asset value, beginning of year..........                  $  5.430     $   7.150    $   9.160    $   8.750     $ 9.130
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
     Net investment income (loss) ..........                  $  0.035     $  (0.001)   $   0.070    $   0.014     $ 0.159
     Net realized and unrealized gain (loss)                    (0.825)       (1.719)      (1.680)       2.693       0.487(+)
                                                              ---------     ---------     --------     --------      --------
         Total income (loss)
            from investment operations......                  $ (0.790)    $  (1.720)   $  (1.610)   $   2.707     $ 0.646
                                                              ---------     ---------     --------     --------      --------
Less distributions:
     Dividends from investment income.......                  $  -         $   -        $   -        $   -         $(0.150)
     Distributions from capital gains.......                     -             -           (0.400)      (2.297)     (0.876)
                                                              --------     --------     --------     --------      --------
         Total distribution.................                  $  -         $   -        $  (0.400)   $  (2.297)    $(1.026)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $  4.640     $   5.430    $   7.150    $   9.160     $ 8.750
                                                              =========    =========    =========    =========    =========
Total return(1) ............................                   (14.55%)      (24.06%)     (17.62%)      34.49%        7.54%

Ratios/Supplemental Data:
     Net assets, end of year (000 omitted)..                  $  10,407    $  13,186    $  17,929    $  24,254     $ 18,511
     Ratio of total expenses to average
       net assets...........................                     1.61%(2)      1.43%(2)     1.30%(2)     1.28%(2)   1.12%(2)
     Ratio of net expenses after custodian fee
       reduction to average net assets(5)                         1.60%        -            -            -           -
     Ratio of net investment income (loss) to
       average net assets...................                      0.70%       (0.02%)       0.87%        0.16%      0.73%
     Portfolio turnover rate................                        62%(3)       39%(3)       53%(3)      105%(3)     66%(3)

-----------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Includes each fund's share of its corresponding portfolio's allocated expenses.

(3)Represents portfolio turnover rate of the fund's corresponding portfolio.

(4)Certain per share amounts are based on average shares outstanding.

(5)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial satements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Funds seek to provide total return consisting of price appreciation and current income. Prior to December 20, 2002, WSBC and WIBC invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding funds. WSBC invested its assets in the Selected Blue Chip Equities Portfolio and WIBC invested its assets in the International Blue Chip Equities Portfolio.

On December 20, 2002, the Funds received their prorata share of cash and securities from the Portfolios in a complete liquidation of their interest in the Portfolios. WSBC and WIBC reclassified $458,882 and $2,633,836, respectively, between unrealized appreciation (depreciation) and paid-in capital as a result of the increase or reduction in the cost of the Fund's investments related to such liquidation. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolios and maintain the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

D. Expense Reduction - The funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the funds' Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Trust, for federal income tax purposes, had capital loss carryovers of $26,538,426 (WIBC) and $34,731,982 (WMBC) which will reduce the Funds' taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

                               WMBC            WIBC

         12/31/09           $17,128,584     $12,528,270
         12/31/10           $17,603,398     $14,010,156

     At December 31, 2002, net capital losses of $820,207 for WIBC, $405,959 for WSBC and $1,770,454 for WMBC attributable to security transactions incurred after October 31, 2002 are treated as arising on the first day of the fund's current taxable year. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2002, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                         Accumulated Undistrib-
                         uted Net Realized Gain
                         (Loss) on Investment      Undistributed
              Paid-In    and Foreign Currency      Net Investment
              Capital         Transactions         Income (Loss)
-------------------------------------------------------------------------------

WSBC       ($184,757)             $3,560            $181,197
WMBC               -               3,677              (3,677)
WIBC              (2)             60,326             (60,324)

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees and other class specific expenses. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 2002, only WIBC had an institutional share class.

J. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to an Investment Advisory Contract. Wright furnishes the Funds with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2002, the effective annual rate was 0.80% for WIBC and 0.60% for WSBC and WMBC. To enhance the net income of the fund, $32,077 of expenses were allocated to the investment adviser for WSBC. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2002, the effective annual rate was 0.12% for WSBC, 0.12% for WMBC, and 0.17% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets attributable to Standard shares for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WSBC, the principal underwriter made a reduction of its fee of $37,143. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2002, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                     Year Ended                        Year Ended
                                                                  December 31, 2002                 December 31, 2001
                                                             --------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
---------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund--
   Sold...................................................   1,216,462    $  12,859,399       1,226,640     $  15,073,784
   Issued to shareholders in payment of distributions
    declared..............................................     126,916        1,479,836         152,753         1,755,132
   Reacquired.............................................  (1,765,707)     (17,986,765)     (1,228,781)      (14,455,232)
                                                            -----------   --------------     -----------    --------------
     Net increase/(decrease)..............................    (422,329)   $  (3,647,530)        150,612     $   2,373,684
                                                            ============= ==============    =============   ===============

Wright Major Blue Chip Equities Fund - Standard Shares:
   Sold...................................................   2,407,645    $  23,061,486       1,922,615     $  23,607,686
   Issued to shareholders in payment of distributions
    declare...............................................      16,073          140,477           -              -
   Reacquired.............................................  (2,884,658)     (28,232,314)     (3,569,321)      (42,980,555)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (460,940)   $  (5,030,351)     (1,646,706)    $ (19,372,869)
                                                            ============ ==============     ============   ===============

Wright Major Blue Chip Equities Fund - Institutional Shares:
   Sold..................................................            -    $           -          47,224     $     360,037
   Reacquired.............................................    (206,264)      (1,382,497)        (16,459)         (113,400)
                                                            -----------   --------------     -----------    --------------
     Net increase/(decrease)..............................    (206,264)   $  (1,382,497)         30,765     $     246,637
                                                            ============  ==============    =============  ===============

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................   1,055,345    $  11,115,594        1,422,001    $  18,096,877
   Reacquired.............................................  (1,694,585)     (18,069,277)     (2,921,600)      (37,285,315)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (639,240)   $  (6,953,683)     (1,499,599)    $ (19,188,438)
                                                            ============  ==============    =============  ===============

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Sold...................................................           -    $           -         158,515     $   1,025,000
   Reacquired.............................................    (186,188)      (1,005,127)       (235,080)       (1,168,595)
                                                            -----------   --------------     -----------    --------------
   Net decrease...........................................    (186,188)   $  (1,005,127)        (76,565)    $    (143,595)
                                                            ============  ==============    =============   ===============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                               Year Ended
                            December 31, 2002
                ------------------------------------------
                  WSBC(+)         WMBC           WIBC(+)
-------------------------------------------------------------------------------

Purchases..... $ 48,791,503   $ 94,265,713   $  43,725,073
               ============== ============== ==============
Sales......... $ 54,064,241   $101,208,527   $  52,680,794
               ============== ============== ==============

-------------------------------------------------------------------------------

(+): Includes activity of the fund's corresponding portfolio.


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2002, as computed on a federal income tax basis, are as follows:

                   WSBC           WMBC            WIBC
-------------------------------------------------------------------------------

Aggregate cost... $33,569,323   $71,060,940    $65,840,799
                  ============  ===========   ============

Gross unrealized
  appreciation...   2,549,294     3,149,362      3,504,834
Gross unrealized
  depreciation...  (3,394,310)   (7,934,122)    (8,633,885)
                  ------------- -------------  -------------

Net unrealized
  depreciation... $  (845,016)  $(4,784,760)   $(5,129,051)
                  ============  ============  ==============

-------------------------------------------------------------------------------

(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. WSBC, WMBC, and WIBC did not have significant borrowings or allocated fees during the year ended December 31, 2002.

(8)  CLASS ELIMINATION

     The Institutional Share class of Major Blue Chip Equities Fund was fully liquidated on February 14, 2002.

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

     To the Trustees and Shareholders of
     The Wright Managed Equity Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Equity Trust (the "Trust"), comprising the Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (the "Funds"), as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Wright Managed Equity Trust as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP


     Boston, Massachusetts
     February 14, 2003

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2002

Face                            Interest  Maturity
Amount     Issuer                 Rate    Date        Value
-------------------------------------------------------------------------------



$  734,000   U.S. Treasury Bills  1.600%  1/23/03  $   730,118
   109,000   U.S. Treasury Bills  1.520%  1/23/03      108,475
   240,000   U.S. Treasury Bills  1.530%  1/23/03      238,847
   272,000   U.S. Treasury Bills  1.520%  1/23/03      270,714
    77,000   U.S. Treasury Bills  1.550%  1/23/03       76,642
   224,000   U.S. Treasury Bills  1.610%  1/23/03      223,078
 1,330,000   U.S. Treasury Bills  1.550%  1/23/03    1,325,018
 1,020,000   U.S. Treasury Bills  1.410%  1/30/03    1,016,365
   203,000   U.S. Treasury Bills  1.400%  1/30/03      202,313
   191,000   U.S. Treasury Bills  1.160%  1/30/03      190,563
   273,000   U.S. Treasury Bills  1.510%  2/13/03      271,557
    47,000   U.S. Treasury Bills  1.600%  2/13/03       46,749
 1,722,000   U.S. Treasury Bills  1.620%  2/13/03    1,712,779
   620,000   U.S. Treasury Bills  1.610%  2/13/03      616,728
   111,000   U.S. Treasury Bills  1.630%  2/13/03      110,422
 1,057,000   U.S. Treasury Bills  1.195%  2/27/03    1,053,702
$1,040,000   U.S. Treasury Bills  1.170%  2/27/03    1,037,600
 3,179,000   U.S. Treasury Bills  1.200%  3/06/03    3,166,390
   108,000   U.S. Treasury Bills  1.200%  3/06/03      107,611
   175,000   U.S. Treasury Bills  1.180%  3/06/03      174,398
   872,000   U.S. Treasury Bills  1.240%  4/24/03      867,705
 1,720,000   U.S. Treasury Bills  1.190%  4/24/03    1,712,438
 2,015,000   U.S. Treasury Bills  1.200%  5/15/03    2,005,128
                                                    ----------
Total Investments
At Amortized Cost -- 99.4%                        $ 17,265,340

Other Assets, Less Liabilities -- 0.6%                 103,321
                                                   -----------
Net Assets -- 100.0%                              $ 17,368,661
                                                   ===========
See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------


                 STATEMENT OF ASSETS AND LIABILITIES

                          December 31, 2002
-------------------------------------------------------------------------------


ASSETS:
  Total investments, at amortized cost
   (Note 1A)..............................     $17,265,340
  Cash....................................           8,386
  Receivable from investment adviser......          64,172
  Interest receivable.....................          33,797
  Other assets............................          11,360
                                               ------------
    Total assets..........................     $17,383,055
                                               ------------

LIABILITIES:
  Distributions payable...................     $     7,135
  Accrued expenses and other liabilities..           7,259
                                               ------------
    Total liabilities.....................     $    14,394
                                               ------------
NET ASSETS (consisting of paid-in capital)     $17,368,661
                                               ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................      17,366,931
                                               ============
NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $      1.00
                                               =============



See notes to financial statements



                        STATEMENT OF OPERATIONS

                   For the Year Ended December 31, 2002
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $   297,985
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    60,232
   Administrative fee (Note 3)............          12,046
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,920
   Custodian fee (Note 1C)................          39,756
   Transfer and dividend disbursing agent fees       8,768
   Printing...............................           3,531
   Audit services.........................          34,187
   Legal services.........................           1,927
   Registration costs.....................          30,963
   Miscellaneous..........................           8,600
                                               ------------
    Total expenses........................     $   202,930
                                               ------------

Deduct -
   Reduction of custodian fee
    (Note 1C).............................     $    (1,170)
   Allocation of expenses to investment
    adviser (Note 3)......................         (64,172)
   Reduction of investment adviser fee
    (Note 3)..............................         (60,148)
                                               ------------
    Total deductions......................     $  (125,490)
                                               ------------
    Net expenses..........................     $    77,440
                                               ------------
      Net investment income...............     $   220,545
                                               ------------

REALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment sold....     $      (341)
                                               ------------
    Net increase in net assets resulting from
      operations..........................     $   220,204
                                               =============


See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                    -----------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2002                  2001
-----------------------------------------------------------------------------------------------------------------------------------

DECREASE IN NET ASSETS:
     Net investment income......................................................     $    220,545          $  1,140,033
     Net realized gain (loss) on investments sold...............................             (341)               74,786
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    220,204          $  1,214,819
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (279,831)         $ (1,140,033)
     From net realized gain.....................................................               --               (13,429)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (279,831)         $ (1,153,462)
                                                                                      ------------          ------------

   Fund share transactions+ -
     Proceeds from shares sold..................................................     $ 36,968,761          $ 61,026,684
     Reinvestment of dividends..................................................          156,734               769,217
     Cost of shares reacquired..................................................      (38,281,095)          (86,881,373)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $ (1,155,600)         $(25,085,472)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (1,215,227)         $(25,024,115)

NET ASSETS:
   At beginning of year.........................................................       18,583,888            43,608,003
                                                                                      ------------          ------------
   At end of year...............................................................     $ 17,368,661          $ 18,583,888
                                                                                     =============         =============



+ For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.

See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
                                                           ------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2002(5)        2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year.............            $   1.0000   $   1.0000   $   1.0000   $    1.0000  $    1.0000

Income from investment operations:
   Net investment income(1).....................               0.0130       0.0359       0.0530        0.0420       0.0460

   Net realized gain on investments sold.......                0.0263(+)    0.0004           --           --            --  (+)
                                                              --------     --------     --------     --------      --------
   Total income from investment operations.....                0.0393       0.0363       0.0530        0.0420       0.0460

Less distributions:
   Dividends from net investment income........               (0.0393)     (0.0359)     (0.0530)      (0.0420)     (0.0460)
   Distributions from net realized gain........                  --        (0.0004)        --            --           --
                                                              --------     --------     --------     --------      --------
   Total distributions.........................               (0.0393)     (0.0363)     (0.0530)      (0.0420)     (0.0460)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year...................            $   1.0000   $   1.0000   $   1.0000   $    1.0000  $    1.0000
                                                              =========    =========    =========    =========    =========
Total return(2) ...............................                1.61%        3.70%        5.44%         4.29%        4.73%

Ratios/Supplemental Data(1):
   Net assets, end of year (000 omitted).......             $  17,369    $  18,523      $43,608      $62,527      $91,323
   Ratio of net expenses to average net assets                  0.46%        0.47%        0.46%        0.45%        0.45%
   Ratio of net expenses after custodian fee
     reduction to average net assets(3)(4) ....                0.45%        0.45%        0.45%         0.45%        0.45%
   Ratio of net investment income to average net assets        1.28%        3.93%        5.33%         4.19%        4.61%
-------------------------------------------------------------------------------------------------------------------------------

(1)During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

Net investment income per share................            $   0.0056   $   0.0330   $   0.0505   $    0.0402  $    0.0444
                                                              =========    =========    =========    =========    =========
Ratios (as a percentage of average daily net assets):
   Expenses....................................                1.18%        0.88%        0.71%         0.63%        0.61%
                                                              =========    =========    =========    =========    =========
   Expenses after custodian fee reduction(3) ..                1.17%        0.86%        0.70%         0.63%        0.61%
                                                              =========    =========    =========    =========    =========
   Net investment income ......................                0.55%        3.52%        5.08%         4.01%        4.45%
                                                              =========    =========    =========    =========    =========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(4)Under a written agreement in effect for the current fiscal year, Wright waives advisory fees and/or assumes operating expenses to the extent necessary to limit the expense ratio to 0.45% after custodian fee credits are applied.

(5)Certain of the per share data are based on average shares outstanding.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2002



Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        (unaudited)(unaudited)

GOVERNMENT BONDS
------------------
$  2,500,000      U.S. Treasury Notes                    4.750%    02-15-04     $103.910 $ 2,597,853       4.60%     1.2%
   1,750,000      U.S. Treasury Notes                    3.625%    03-31-04      102.870   1,800,313       3.50%     1.3%
   2,500,000      U.S. Treasury Notes                    2.125%    08-31-04      101.110   2,527,831       2.10%     1.4%
   1,000,000      U.S. Treasury Notes                    4.625%    05-15-06      107.850   1,078,516       4.30%     2.2%

AGENCIES
-----------
$  1,750,000      FNMA                                   3.125%    11-15-03     $101.590 $ 1,777,738       3.10%     1.3%
   1,000,000      Freddie Mac                            3.250%    12-15-03      101.880   1,018,886       3.20%     1.3%
   2,000,000      FHLB                                   4.875%    04-16-04      104.370   2,087,316       4.70%     1.4%
   1,000,000      FNMA                                   1.955%    07-15-04      100.000   1,000,000       0.00%     2.0%
     750,000      FNMA                                   3.700%    09-10-04      101.040     757,808       3.70%     3.1%
   2,270,000      FNMA                                   3.500%    09-15-04      103.090   2,340,188       3.40%     1.6%
     450,000      FNMA                                   4.200%    10-01-04      102.370     460,672       4.10%     2.8%
   2,000,000      FNMA                                   3.875%    03-15-05      104.470   2,089,448       3.70%     1.8%
     500,000      FNMA                                   4.250%    05-30-05      101.190     505,998       4.20%     3.7%
   1,500,000      Freddie Mac                            3.875%    06-27-05      100.980   1,514,840       3.80%     3.5%
     725,000      FHLB                                   5.000%    09-12-05      102.300     741,684       4.90%     4.1%
   1,000,000      FHLMC                                  2.875%    09-26-05      100.720   1,007,197       2.90%     2.6%
     500,000      FNMA                                   2.875%    10-15-05      101.890     509,500       2.80%     2.2%
     850,000      FNMA                                   6.000%    12-15-05      110.720     941,200       5.40%     2.2%
   2,000,000      FHLMC                                  5.250%    01-15-06      108.630   2,172,708       4.80%     2.3%
   1,070,000      FNMA                                   5.250%    06-15-06      108.970   1,166,026       4.80%     2.5%
     750,000      FNMA                                   4.375%    10-15-06      106.100     795,809       4.10%     2.7%
     325,000      FNMA                                   4.500%    10-17-06      102.560     333,321       4.40%     3.8%
     800,000      FNMA                                   5.125%    02-14-07      107.120     856,987       4.80%     3.3%
   1,050,000      FHLMC                                  5.000%    03-13-07      100.720   1,057,623       5.00%     4.8%


FNMA
-------
$    432,841      FNMA Pool #254227                      5.000%    02-01-09     $103.020   $ 445,915       4.90%     4.4%

FHLMC
------
$    421,411      FHLMC Gold Balloon #M90710             5.000%    03-01-07     $104.110   $ 438,749       4.80%     2.0%
     389,269      FHLMC Gold Pool #M90724                5.500%    05-01-07      104.106      405,253      5.30%     2.8%
     749,101      FHLMC Gold Pool #M90767                4.500%    11-01-07      102.747     769,681       4.40%     2.6%
                                                                                          -----------
TOTAL INVESTMENTS (identified cost, $31,105,638) - 98.1%                                  $33,199,060

Other Assets, Less Liabilities --  1.9%                                                       640,404
                                                                                          -----------
Net Assets -- 100.0%                                                                      $33,839,464
                                                                                         ============
Average Maturity --  2.5 Years (unaudited)

See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------


                   STATEMENT OF ASSETS AND LIABILITIES

                           December 31, 2002
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments at value
    (identified cost of $31,105,638) (Note 1A) $33,199,060
   Cash...................................         365,149
   Receivable for fund shares sold........          23,832
   Interest receivable....................         296,719
   Other assets...........................           4,726
                                               ------------
    Total assets..........................     $33,889,486
                                               ------------


LIABILITIES:
  Distribution fee payable................     $     6,809
  Distributions payable...................          30,263
  Payable for fund shares reacquired......           1,804
  Transfer agent fee payable..............           2,214
  Accrued expenses and other liabilities..           8,932
                                               ------------
    Total liabilities.....................     $    50,022
                                               ------------
NET ASSETS................................     $33,839,464
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $32,986,157
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)   (1,227,919)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    2,093,422
  Distributions in excess of net investment
   income.................................         (12,196)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $33,839,464
                                               =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING.       3,227,200
                                               ==============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $     10.49
                                               ==============



(A) The portfolio was liquidated on December 20, 2002 (see Note 1).

See notes to financial statements

                          STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2002
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio(A) $ 1,365,300
   Interest income........................          34,920
   Expenses allocated from portfolio (A)..        (225,507)
                                               ------------
    Investment income.....................     $ 1,174,713
                                               ------------

  Expenses -
   Investment adviser fee(Note 3).........     $     4,586
   Administrator fee (Note 3).............           7,646
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,920
   Custodian fee (Note 1C)................          23,919
   Distribution expenses (Note 4).........          86,429
   Transfer and dividend disbursing agent fees      25,719
   Printing...............................           3,645
   Audit services.........................          15,956
   Legal services.........................           2,496
   Registration costs.....................          14,440
   Miscellaneous..........................             418
                                               ------------
    Total expenses........................     $   188,174
                                               ------------

Deduct -
   Reduction of custodian fee (Note 1C)...     $    (5,862)
   Reduction of distribution expenses by
    principal underwriter (Note 4)........         (79,390)
                                               ------------
    Total deductions......................     $   (85,252)
                                               ------------
    Net expenses..........................     $   102,922
                                               ------------
      Net investment income...............     $ 1,071,791
                                               ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions
   from portfolio (identified cost basis).     $   300,660
  Net change in unrealized appreciation
   of investments.........................         426,012
                                               ------------

   Net realized and unrealized gain of
    investments...........................     $   726,672
                                               ------------

    Net increase in net assets from operations $ 1,798,463
                                               =============



See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                     ----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2002                  2001
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,071,791          $  1,594,846
     Net realized gain on investment transactions...............................          300,660               436,243
     Change in unrealized appreciation of investments...........................          426,012               367,359
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  1,798,463          $  2,398,448
                                                                                      ------------          ------------
   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,163,783)         $ (1,651,229)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $ (2,820,387)         $ (3,930,842)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (2,185,707)         $ (3,183,623)

NET ASSETS:
   At beginning of year.........................................................       36,025,171            39,208,794
                                                                                      ------------          ------------
   At end of year...............................................................     $ 33,839,464          $ 36,025,171
                                                                                     =============         =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $    (12,196)         $     21,649
                                                                                     =============         =============

See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------

                                                                                  Year Ended December 31,
                                                              ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2002          2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $  10.29     $  10.080    $   9.930    $  10.270     $ 10.240
                                                              --------     --------     --------     --------      --------
Income (loss) from investment operations:
   Net investment income(1)  ...............                  $  0.349     $   0.480(7) $   0.525    $   0.534     $  0.549
   Net realized and unrealized gain (loss)..                     0.200         0.195(7)     0.143       (0.343)       0.048+
                                                              --------     --------     --------     --------      --------
     Total income from investment operations                  $  0.549     $   0.675    $   0.668    $   0.191     $  0.597
                                                              --------     --------     --------     --------      --------
Less distributions:
     Dividends from investment income.......                  $ (0.349)    $  (0.465)   $  (0.518)   $  (0.531)    $ (0.567)
                                                              --------     --------     --------     --------      --------
     Total distributions....................                  $ (0.349)    $  (0.465)   $  (0.518)   $  (0.531)    $ (0.567)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 10.490     $  10.290    $  10.080    $   9.930     $ 10.270
                                                              =========    =========    =========    =========     ========
Total return(2) ............................                     5.42%        6.82%         6.94%        1.91%        5.98%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 33,839     $ 36,025     $  39,198    $  52,825     $ 91,922
   Ratio of net expenses to average net assets(3)                0.97%        0.97%         0.98%        0.91%        0.88%
   Ratio of net expenses after custodian fee
      reduction to average net assets(3)(4)                      0.95%(6)     0.95%(6)      0.95%(6)     0.90%        0.87%
   Ratio of net investment income to average
      net assets............................                     3.10%         4.40%        5.27%       5.27%        5.38%
   Portfolio turnover rate.................                        64%           92%(5)       65%(5)       0%(5)       10%(5)

-----------------------------------------------------------------------------------------------------------------------------------

(1)For  certain  periods  presented,  the  operating  expenses  of the fund were reduced by an allocation of expenses to the investment  adviser,  a reduction
   in  distribution   fees  by  the  principal   underwriter,   a  reduction  in
   administrator  fees,  or a  combination  thereof.  Had such  action  not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2002          2001         2000         1999         1998
                                                            --------------------------------------------------------------

     Net investment income per share........                  $  0.323     $   0.452    $   0.511    $   0.526     $  0.546
                                                              =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):
       Expenses(3) .........................                     1.20%         1.22%        1.13%        0.99%        0.91%
                                                              =========    =========    =========    =========    =========
       Expenses after custodian fee reduction(3)(4)              1.18%         1.20%        1.10%        0.98%        0.90%
                                                              =========    =========    =========    =========    =========
       Net investment income................                     2.87%         4.15%        5.13%        5.19%        5.35%
                                                              =========    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses.

(4)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(5)Represents portfolio turnover rate of the fund's corresponding portfolio.

(6)Under a written agreement, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits have been applied.

(7)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.491 and net realized and unrealized  gain
   (loss) per share would have been $0.184.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2002

Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              (unaudited)(unaudited)
GOVERNMENT BONDS
-----------------
$     250,000     U.S. Treasury Bonds                   11.625%    11-15-04     $118.500   $ 296,231       9.80%     1.6%
      400,000     U.S. Treasury Notes                    6.500%    08-15-05      111.840     447,406       5.80%     1.9%
      200,000     U.S. Treasury Notes                    3.500%    11-15-06      104.060     208,125       3.40%     2.4%
      750,000     U.S. Treasury Notes                    6.125%    08-15-07      115.000     862,442       5.30%     2.7%
      750,000     U.S. Treasury Notes                    3.000%    11-15-07      101.190     759,023       3.00%     2.7%
      250,000     U.S. Treasury Notes                    4.750%    11-15-08      109.160     272,891       4.40%     3.0%
      250,000     U.S. Treasury Notes                    5.500%    05-15-09      113.470     283,643       4.80%     3.2%
      700,000     U.S. Treasury Bonds                   10.000%    05-15-10      118.440     828,953       8.40%     6.8%
      850,000     U.S. Treasury Bonds                   14.000%    11-15-11      142.160   1,208,428       9.80%     7.4%

AGENCIES
----------
$     500,000     FNMA                                   3.125%    11-15-03     $101.590   $ 507,925       3.10%     1.3%
      850,000     FNMA                                   3.625%    04-15-04      102.780     873,650       3.50%     1.4%
      300,000     FNMA                                   3.700%    09-10-04      101.030     303,123       3.70%     3.1%
    1,200,000     FHLB                                   3.625%    10-15-04      103.440   1,241,093       3.50%     1.7%
      850,000     FNMA                                   3.875%    03-15-05      104.470     888,015       3.70%     1.8%
      250,000     FNMA                                   4.250%    05-30-05      101.190     252,999       4.20%     3.7%
      250,000     FHLMC                                  3.875%    06-27-05      100.980     252,473       3.80%     3.5%
      400,000     FHLMC                                  2.875%    09-26-05      100.720     402,879       2.90%     2.6%
    1,250,000     FNMA                                   2.875%    10-15-05      101.910   1,273,749       2.80%     2.2%
      450,000     FNMA                                   4.375%    10-15-06      106.090     477,485       4.10%     2.7%
      500,000     FHLMC                                  4.875%    03-15-07      108.060     540,246       4.50%     2.8%
      250,000     FNMA                                   4.250%    07-15-07      105.440     263,601       4.00%     3.0%
      250,000     FNMA                                   5.375%    11-15-11      108.410     271,052       5.00%     4.2%
      550,000     FHLMC                                  5.125%    07-15-12      106.440     585,385       4.80%     4.3%
      500,000     FNMA                                   4.375%    09-15-12      100.280     501,381       4.40%     4.3%

FNMA
-----
$     216,421     FNCX Pool #254227                      5.000%    02-01-09     $103.020   $ 222,958       4.90%     4.4%
      396,960     FNCI Pool #254546                      5.500%    12-01-17      103.830     412,148       5.30%     3.7%

FHLMC
------
$      77,854     FGFB Pool #M90724                      5.500%    05-01-07     $104.110    $ 81,050       5.30%     2.8%
      749,101     FGFB Pool #M90767                      4.500%    11-01-07      102.750     769,680       4.40%     2.6%
                                                                                          -----------
Total Investments (identified cost, $14,591,554) - 98.5%                                  $15,288,034
Other Assets, less Liabilities - 1.5%                                                         227,363
                                                                                          -----------
Net Assets -  100.0%                                                                      $15,515,397
                                                                                         ============
Average Maturity -  4.8 Years (unaudited)

See notes to financial statements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------


               STATEMENT OF ASSETS AND LIABILITIES

                      December 31, 2002
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments at value
    (identified cost of $14,591,554) (Note 1A) $15,288,034
  Cash....................................          45,888
  Receivable from investment adviser......          32,220
  Receivable for fund shares sold.........          25,511
  Interest receivable.....................         143,521
  Other assets............................           4,908
                                               ------------
    Total assets..........................     $15,540,082
                                               ------------


LIABILITIES:
  Distributions payable...................     $    12,080
  Payable for fund shares reacquired......           2,441
  Accrued expenses and other liabilities..           8,712
  Accrued transfer agent fee..............           1,452
                                               ------------
    Total liabilities.....................     $    24,685
                                               ------------

NET ASSETS................................     $15,515,397
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $15,073,117
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)     (286,439)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)      696,480
  Undistributed net investment income.....          32,239
                                               ------------
   Net assets applicable to outstanding
    shares................................     $15,515,397
                                               ==============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................       1,124,822
                                               ==============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $     13.79
                                               ==============



(A) The portfolio was liquidated on December 20, 2002 (see Note 1).

See notes to financial statements


                     STATEMENT OF OPERATIONS

                For the Year Ended December 31, 2002
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income .......................     $    20,459
   Income from portfolio (A)..............         518,020
   Expenses allocated from portfolio (A)..         (66,805)
                                               ------------
    Investment income.....................     $   471,674
                                               ------------

  Expenses -
   Investment adviser fee(Note 3).........     $     2,092
   Administration fee (Note 3)............           2,534
   Custodian fee (Note 1C)................          23,765
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,920
   Distribution expenses (Note 4).........          27,500
   Transfer and dividend disbursing agent fees      13,373
   Printing...............................           3,881
   Audit services.........................          16,356
   Legal services.........................           1,653
   Registration costs.....................          18,316
   Miscellaneous..........................           1,015
                                               ------------
    Total expenses........................     $   113,405
                                               ------------

Deduct -
   Reduction of custodian fee (Note 1C)...     $    (6,160)
   Reduction of distribution expenses by
    principal underwriter (Note 4)........         (27,426)
   Allocation of expenses to
    investment adviser (Note 3)...........         (40,034)
   Reduction of investment adviser fee....          (2,092)
                                               ------------
    Total deductions......................     $   (75,712)
                                               ------------
    Net expenses..........................     $    37,693
                                               ------------
      Net investment income...............     $   433,981
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   from portfolio (identified cost basis).     $   478,964
  Net change in unrealized depreciation
   of investments.........................         (78,322)
                                               ------------
   Net realized and unrealized gain of
    investments...........................     $   400,642
                                               ------------

    Net increase in net assets from operations $   834,623
                                               ============


See notes to financial statements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                      -----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2002                  2001
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    433,981          $    625,271
     Net realized gain on investment transactions...............................          478,964               170,578
     Change in unrealized depreciation on investments...........................          (78,322)             (242,781)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    834,623          $    553,068
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (474,533)         $   (674,365)
     From net realized gain.....................................................         (336,443)              (56,599)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (810,976)         $   (730,964)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 5).............     $  5,322,697          $ (6,150,565)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $  5,346,344          $ (6,328,461)

NET ASSETS:
   At beginning of year.........................................................       10,169,053            16,497,514
                                                                                      ------------          ------------
   At end of year...............................................................     $ 15,515,397          $ 10,169,053
                                                                                     =============         =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $     32,239          $       (957)
                                                                                     =============         =============

See notes to financial statements

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
                                                             -------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2002          2001         2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........                  $ 13.630     $  13.750    $  12.890    $  14.400     $ 13.950
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income(1) ................                  $  0.575     $   0.651(7) $   0.737    $   0.722     $  0.724
   Net realized and unrealized gain (loss)..                     0.496         0.006(7)     0.842       (1.282)       0.632
                                                              --------     --------     --------     --------      --------
     Total income (loss)
     from investment operations.............                  $  1.071     $   0.657    $   1.579    $  (0.560)    $  1.356
                                                              --------     --------     --------     --------      --------
Less distributions:
   Dividends from investment income.........                  $ (0.605)    $  (0.701)   $  (0.719)   $  (0.716)    $ (0.741)
   Distributions from capital gains.........                    (0.306)       (0.076)       -           (0.234)      (0.165)
                                                              --------     --------     --------     --------      --------

     Total distributions....................                  $ (0.911)    $  (0.777)   $  (0.719)   $  (0.950)    $ (0.906)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 13.790     $  13.630    $  13.750    $  12.890     $ 14.400
                                                              =========    =========    =========    =========    =========
Total return(2) ............................                     8.07%        5.40%        12.61%      (3.97%)        9.95%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $  15,515    $  10,169    $  16,498    $  31,192     $ 67,256
     Ratio of net expenses to average net assets(3)               1.01%        1.02%        0.97%        0.92%        0.94%
     Ratio of net expenses after custodian fee
        reduction to average net assets(3)(4)                     0.95%(6)     0.95%(6)     0.95%(6)     0.90%        0.90%
     Ratio of net investment income
        to average net assets...............                     3.95%        5.11%        5.55%        5.26%        5.09%
   Portfolio turnover rate  ................                       98%(5)       27%(5)       74%(5)        0%(5)        7%(5)

----------------------------------------------------------------------------------------------------------------------------------

(1)For each of the periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                2002          2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............                  $  0.477     $   0.547    $   0.700    $   0.703     $  0.721
                                                              =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):
   Expenses(3) .............................                     1.62%         1.84%        1.26%        1.06%        0.96%
                                                              =========    =========    =========    =========    =========
   Expenses after custodian fee reduction(3)(4)                  1.56%         1.77%        1.24%        1.04%        0.92%
                                                              =========    =========    =========    =========    =========
   Net investment income....................                     3.28%         4.29%        5.27%        5.12%        5.07%
                                                              =========    =========    =========    =========    =========

----------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses.

(4)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(5)Represents portfolio turnover rate at the fund's corresponding portfolio.

(6)Under a written agreement, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.

(7)Reporting   guidelines   require  the  fund  to   disclose   the  effects  of
   implementing  the change in accounting  for the  amortization  of premium and discount on debt securities. If the adjustments were not made, net investment income per share would have been $0.713 and net realized and unrealized  gain
   (loss) per share would have been $(0.056).

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 2002


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        (unaudited)(unaudited)

CORPORATE BONDS

FINANCIAL
------------
$    550,000      Ameritech Cap Corp                     6.150%    01-15-08     $109.960   $ 604,780       5.60%     3.9%
     500,000      Bank Of New York Co                    6.375%    04-01-12      112.420     562,119       5.70%     4.7%
     550,000      Boeing Cap Corp                        5.650%    05-15-06      104.780     576,300       5.40%     4.1%
     340,000      CIT Group Inc                          6.875%    11-01-09      107.570     365,722       6.40%     5.5%
     315,000      Ford Motor Credit                      7.375%    10-28-09       99.090     312,122       7.40%     7.5%
     625,000      General Elec Cap Corp                  5.000%    02-15-07      105.760     660,990       4.70%     3.5%
     285,000      GMAC                                   7.750%    01-19-10      104.690     298,364       7.40%     6.9%
     550,000      Household Finance CO                   8.000%    07-15-10      112.970     621,328       7.10%     5.8%
     700,000      Citibank Credit Card Issuance Trust    6.900%    10-15-07      111.720     782,031       6.20%     4.2%
     500,000      Intl Lease Fin                         5.125%    08-01-04      102.800     514,019       5.00%     3.3%
     500,000      Lehman Brothers                        7.750%    01-15-05      109.710     548,550       7.10%     2.8%
     320,000      Meadwestvaco Cor                       6.850%    04-01-12      110.960     355,081       6.20%     5.3%
     540,000      Wells Fargo & CO                       4.800%    07-29-05      106.020     572,514       4.50%     2.4%
     935,000      MBNA Master 2000-AA                    7.350%    07-16-07      110.540   1,033,542       6.60%     4.6%

INDUSTRIALS
-------------
$    250,000      Albertson's Inc                        7.500%    02-15-11     $115.050   $ 287,629       6.50%     5.2%
     250,000      Amerada Hess                           6.650%    08-15-11      109.230     273,069       6.10%     5.3%
     330,000      Centex Corp                            7.875%    02-01-11      112.670     371,798       7.00%     5.9%
     160,000      Daimlerchrysler                        7.200%    09-01-09      111.170     177,878       6.50%     5.2%
     160,000      Deutsche Tel Fin                       8.500%    06-15-10      115.170     184,277       7.40%     5.9%
     155,000      France Telecom                         7.750%    03-01-11      116.000     179,222       6.70%     5.4%
     500,000      Honeywell Inc                          7.000%    03-15-07      112.990     564,937       6.20%     3.6%
     425,000      Kraft Foods Inc.                       6.250%    06-01-12      111.830     475,265       5.60%     4.7%
     190,000      Sprint Cap Corp                        6.125%    11-15-08       91.000     172,900       6.70%     8.1%
     430,000      Unitedhealth Group Inc                 5.200%    01-17-07      105.840     455,097       4.90%     3.6%

UTILITIES
----------
$    180,000      American Electric Power                6.125%    05-15-06     $ 98.480   $ 177,264       6.20%     6.6%
     185,000      AT & T Corp                            6.500%    03-15-13      100.310     185,579       6.50%     6.5%
     165,000      A T & T Broadband                      8.375%    03-15-13      113.590     187,427       7.40%     6.5%
     170,000      AT & T Wireless                        7.875%    03-01-11      100.500     170,850       7.80%     7.8%
     485,000      Bellsouth Telecom                      6.375%    06-15-04      106.500     516,539       6.00%     1.8%
     360,000      Conoco Inc                             6.350%    04-15-09      112.330     404,375       5.70%     4.1%
     160,000      Cox Communications Inc                 7.125%    10-01-12      111.070     177,717       6.40%     5.6%
     350,000      Philips Pete                           6.375%    03-30-09      111.030     388,600       5.70%     4.3%
     435,000      PPL Electric Util                      5.875%    08-15-07      109.010     474,205       5.40%     3.7%
     170,000      Progress Energy Inc                    7.100%    03-01-11      110.210     187,357       6.40%     5.5%
     955,000      Tennessee Valley Auth                  6.000%    03-15-13      112.270   1,072,160       5.30%     4.5%
     500,000      Verizon Global                         6.750%    12-01-05      110.490     552,454       6.10%     3.0%
                                                                                         -------------
Total Corporate Bonds (identified cost, $14,529,143) - 39.2%                             $15,444,061
                                                                                         -------------

GOVERNMENT INTERESTS

U.S. GOVERNMENT AGENCIES
---------------------------
$    900,000      FNMA                                   7.125%    02-15-05     $110.910   $ 998,177       6.40%     1.9%
     500,000      FHLB                                   5.125%    03-06-06      108.670     543,362       4.70%     2.3%
     750,000      FHLMC                                  4.875%    03-15-07      108.050     810,368       4.50%     2.8%
      40,000      FHLMC                                  5.750%    04-15-08      112.250      44,900       5.10 %    3.2%
     530,000      FHLB                                   5.800%    09-02-08      112.590     596,702       5.20 %    3.3%
   1,000,000      FNMA                                   5.250%    01-15-09      109.410   1,094,067       4.80%     3.5%
     440,000      FNMA                                   5.740%    01-21-09      103.960     457,434       5.50%     5.0%

FNMA
------
$    320,683      Freddie Mac Pool #E00903               7.000%    10-01-15     $106.390   $ 341,165       6.60%     1.0%
     303,304      FNMA Pool #479477                      6.000%    01-01-29      103.790     314,793       5.80%     4.2%
     278,131      FNMA Pool #489357                      6.500%    03-01-29      104.190     289,790       6.20%     3.5%
     287,095      FNMA Pool #WAM30.0                     8.500%    04-01-30      107.510     308,662       7.90%     3.7%
     773,645      FNCL Pool #597396                      6.500%    09-01-31      104.170     805,902       6.20%     3.7%
     871,320      FNMA Pool #545407                      5.500%    01-01-32      102.160     890,158       5.40%     4.7%
     516,805      FNCL Pool #634823                      6.500%    03-01-32      104.170     538,345       6.20%     4.0%

FHLMC
------
$    364,124      FGLMC Pool #c27663                     7.000%    06-01-29     $105.220   $ 383,131       6.70%     3.4%

GNMA
------
$    242,363      GNMA Pool #436214                      6.500%    02-15-13     $106.290   $ 257,620       6.10%     3.0%
     438,481      GNMA Pool #463839                      6.000%    05-15-13      105.890     464,312       5.70 %    3.5%
     286,042      GNMA Pool #442996                      6.000%    06-15-13      105.890     302,893       5.70 %    3.5%
   1,333,266      GNMA Pool #374892                      7.000%    02-15-24      107.000   1,422,599       6.60%     3.3%
     308,373      GNMA Pool #376400                      6.500%    02-15-24      106.000     326,203       6.10%     3.9%
     465,034      GNMA Pool #379982                      7.000%    02-15-24      106.700     496,191       6.60%     3.3%
     631,919      GNMA Pool #410081                      8.000%    08-15-25      109.190     689,979       7.30%     2.4%
     553,240      GNMA Pool #448490                      7.500%    03-15-27      106.940     591,613       7.00%     3.6%
     401,776      GNMA Pool #427199                      7.000%    12-15-27      106.350     427,289       6.60%     3.4%
     709,763      GNMA Pool #460726                      6.500%    12-15-27      105.220     746,841       6.20 %    4.1%
     854,822      GNMA Pool #458762                      6.500%    01-15-28      105.120     898,580       6.20 %    4.1%
     484,564      GNMA Pool #478072                      6.500%    05-15-28      105.120     509,368       6.20%     4.1%
     229,062      GNMA Pool #488924                      6.500%    11-15-28      105.120     240,788       6.20%     4.1%
     398,308      GNMA II Pool #2671                     6.000%    11-20-28      104.160     414,886       5.80%     4.6%
     201,031      GNMA Pool #8.0                         8.000%    11-15-29      108.270     217,650       7.40%     1.7%
     103,707      GNMA Pool #2909                        8.000%    04-20-30      107.560     111,547       7.40%     2.4%
     377,721      GNMA Pool #2972                        7.500%    09-20-30      106.560     402,507       7.00%     3.3%
     131,125      GNMA Pool #2973                        8.000%    09-20-30      107.560     141,038       7.40%     2.5%

U.S. TREASURIES
-----------------
$    350,000      U.S. Treasury Notes                    4.625%    05-15-06     $107.850   $ 377,490       4.30%     2.2%
     900,000      U.S. Treasury Notes                    3.000%    11-15-07      101.200     910,828       3.00%     2.7%
     700,000      U.S. Treasury Notes                    4.750%    11-15-08      109.160     764,092       4.40%     3.0%
   1,675,000      U.S. Treasury Notes                    5.000%    08-15-11      109.660   1,836,741       4.60%     3.7%
   1,750,000      U.S. Treasury Bonds                    7.250%    05-15-16      128.050   2,240,821       5.70%     4.4%
     200,000      U.S. Treasury Bonds                    6.125%    08-15-29      117.400     234,797       5.20%     4.9%
                                                                                        -------------
Total Government Interests (identified cost, $21,859,027) - 59.5%                        $23,443,629
                                                                                        -------------


Total Investments (identified cost, $36,388,170) - 98.7%                                  $38,887,690

Other assets, Less liabilities  - 1.3%                                                        515,891
                                                                                          -----------


Net Assets -- 100.0%                                                                      $39,403,581
                                                                                         ============

Average Maturity  - 12.23 Years (unaudited)

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                    STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 2002
-------------------------------------------------------------------------------


ASSETS:
  Investments at value
    (identified cost, $36,388,170) (Note 1A)$   38,887,690
  Cash....................................         115,699
  Receivable for fund shares issued.......           6,133
  Interest receivable.....................         471,161
  Other assets............................           6,353
                                               ------------
    Total assets..........................     $39,487,036
                                               ------------

LIABILITIES:
  Distributions payable...................     $    34,779
  Payable for fund shares reacquired......          18,710
  Accrued expenses and other liabilities..          29,966
                                               ------------
    Total liabilities.....................     $    83,455
                                               ------------
NET ASSETS................................     $39,403,581
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $40,194,945
  Accumulated net realized loss  on investments
   (computed on the basis of identified cost)   (3,281,211)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    2,499,520
  Distributions in excess of net investment
   income.................................          (9,673)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 39,403,581
                                               =============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................       3,028,543
                                               =============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $     13.01
                                               =============

See notes to financial statements



                         STATEMENT OF OPERATIONS

                  For the Year Ended December 31, 2002
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $ 2,747,274
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $   210,631
   Administrator fee (Note 3).............          32,765
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,920
   Custodian fee (Note 1C)................          46,410
   Distribution expenses (Note 4).........         117,017
   Transfer and dividend disbursing agent fees      12,375
   Printing...............................           3,590
   Interest expense.......................           5,134
   Audit services.........................          35,526
   Legal services.........................           2,976
   Registration costs.....................          21,322
   Miscellaneous..........................          18,577
                                               ------------
    Total expenses........................     $   509,243
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C)...     $    (6,128)
   Reduction of distribution expenses by
    principal underwriter (Note 4)........         (58,450)
                                               ------------
    Total deductions......................     $   (64,578)
                                               ------------
    Net expenses..........................     $   444,665
                                               ------------
      Net investment income...............     $ 2,302,609
                                               ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   509,400
  Net change in unrealized appreciation
   of investments.........................       1,129,199
                                               ------------
   Net realized and unrealized gain of
    investments...........................     $ 1,638,599
                                               ------------

    Net increase in net assets from
     operations...........................     $ 3,941,208
                                               =============


See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                     -----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2002                  2001
------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,302,609          $  3,184,961
     Net realized gain on investment transactions...............................          509,400              (496,921)
     Change in unrealized appreciation of investments...........................        1,129,199               321,944
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  3,941,208          $  3,009,984
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2)
     From net investment income.................................................     $ (2,378,235)         $ (3,220,354)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $(12,779,874)         $(14,943,795)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(11,216,901)         $(15,154,165)

NET ASSETS:
   At beginning of year.........................................................       50,620,482            65,774,647
                                                                                      ------------          ------------
   At end of year...............................................................     $ 39,403,581          $ 50,620,482
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $     (9,673)         $     (8,815)
                                                                                     =============         =============

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                              -------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2002          2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 12.550     $  12.630    $  12.100    $  13.310     $ 12.930
                                                              --------     ---------     --------     --------      --------
Income (loss) from investment operations:
   Net investment income(1) ................                  $  0.639     $   0.709(4) $   0.712    $   0.679     $  0.680

   Net realized and unrealized gain (loss)..                     0.461        (0.090)(4)    0.530       (1.190)       0.524
                                                              --------     -----------     --------     --------      -------
     Total income (loss) from investment operations           $  1.100     $   0.619    $   1.242     $ (0.511)     $  1.204
                                                              ---------     ----------     --------     --------      -------
Less distributions:

   Dividends from investment income.........                  $ (0.640)    $  (0.699)   $  (0.712)   $  (0.680)    $ (0.690)
   Distributions from capital gains.........                    --             -            -           (0.019)      (0.134)
                                                              --------     --------     --------     --------      --------

     Total distributions....................                  $ (0.640)    $  (0.699)   $  (0.712)   $  (0.699)    $ (0.824)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 13.010     $ 12.550     $ 12.630     $  12.100     $ 13.310
                                                              =========    =========    =========    =========    =========

Total return(2) ............................                     9.03%        4.96%       10.62%       (3.91%)        9.56%

Ratios/Supplemental Data(1):

   Net assets, end of year (000 omitted)....                  $ 39,404     $ 50,620     $ 65,775     $  87,336     $115,937
   Ratio of net expenses to average net assets                   0.96%        0.96%        0.96%         0.90%        0.90%
   Ratio of net expenses after custodian fee
     reduction to average net assets(3) ....                     0.95%(5)     0.95%(5)     0.95%(5)     0.90%        0.90%
   Ratio of net investment income to average
      net assets............................                     4.92%        5.44%        5.84%        5.36%        5.18%
   Portfolio turnover rate..................                       68%          38%          61%           31%          26%

-------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2002, 2001 and 1999, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, or a reduction in distribution expenses by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2002          2001                      1999
                                                             -------------------------------------------------------

   Net investment income per share..........                  $  0.621     $  0.701                  $   0.678
                                                              ==========   ==========                ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................                     1.09%         1.02%                     0.91%
                                                              ==========   ==========                ==========
     Expenses after custodian fee reduction(3)                   1.08%         1.01%                     0.91%
                                                              ==========   ==========                ==========
     Net investment income..................                     4.78%         6.38%                     5.35%
                                                              ==========   ==========                ==========

------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(4)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.716 and net realized and unrealized  gain
   (loss) per share would have been $(0.097).

(5)Under a written agreement, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
Portfolio of Investments - December 31, 2002


Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value         Yield
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (unaudited)
GOVERNMENT INTERESTS - 99.8%

FNMA
------
$ 1,984,802       FNMA Pool #254546                       5.500%      12-01-17         $103.83     $ 2,060,738        5.3%
    806,803       FNMA Pool #535131                       6.000%      03-01-29          103.79         837,364        5.8%
  1,000,000       FNMA Pool #668199                       4.235%      12-01-32          105.62       1,028,125       4..1%

FHLMC
------
$   492,640       FGLMC Pool #c27663                      7.000%      06-01-29         $105.22       $ 518,356        6.7%

GNMA
----
$   351,115       GNMA II Pool #000723                    7.500%      01-20-23          107.35       $ 376,932        7.0%
    297,874       GNMA II Pool #001268                    8.000%      07-20-23          108.76         323,982        7.4%
    168,003       GNMA II Pool #1788                      7.000%      07-20-24          106.04         178,153        6.6%
    156,662       GNMA II Pool #2218                      7.500%      05-20-26          106.92         167,498        7.0%
    266,698       GNMA II Pool #545                       7.500%      12-20-22          107.35         286,306        7.0%
    102,449       GNMA Pool #002855                       8.500%      12-20-29          108.22         110,868        7.9%
        144       GNMA Pool #003026                       8.000%      01-15-04          103.48             149        7.7%
         97       GNMA Pool #003331                       8.000%      01-15-04          103.48             100        7.8%
        303       GNMA Pool #004183                       8.000%      07-15-04          103.48             313        7.7%
        289       GNMA Pool #004433                       9.000%      11-15-04          103.66             300        8.7%
    611,414       GNMA Pool #431612                       8.000%      11-15-26          109.01         666,519        7.3%
    489,053       GNMA Pool #046244                       6.500%      12-15-27          105.22         514,601        6.2%
        142       GNMA Pool #11191                        7.250%      04-15-06          104.83             149        6.9%
        973       GNMA Pool #12526                        8.000%      11-15-06          106.37           1,035        7.5%
     26,083       GNMA Pool #151443                      10.000%      03-15-16          114.51          29,867        8.7%
      6,207       GNMA Pool #153564                      10.000%      04-15-16          114.51           7,108        8.7%
     20,942       GNMA Pool #1596                         9.000%      04-20-21          110.75          23,194        8.1%
     24,740       GNMA Pool #172558                       9.500%      08-15-16          112.34          27,793        8.5%
     60,060       GNMA Pool #176992                       8.000%      11-15-16          109.74          65,912        7.3%
      5,613       GNMA Pool #177784                       8.000%      10-15-16          109.74           6,160        7.3%
     12,233       GNMA Pool #180033                       9.500%      09-15-16          112.34          13,742        8.5%
      4,392       GNMA Pool #188060                       9.500%      10-15-16          112.34           4,934        8.5%
        440       GNMA Pool #190959                       8.500%      02-15-17           110.5             486        7.7%
     14,755       GNMA Pool #192357                       8.000%      04-15-17          109.77          16,197        7.3%
     83,329       GNMA Pool #194057                       8.500%      04-15-17           110.5          92,078        7.7%
     32,436       GNMA Pool #194287                       9.500%      03-15-17          112.42          36,466        8.5%
    151,225       GNMA Pool #194926                       8.500%      02-15-17           110.5         167,102        7.7%
      3,868       GNMA Pool #196063                       8.500%      03-15-17           110.5           4,274        7.7%
     35,441       GNMA Pool #203369                       8.000%      12-15-16          109.74          38,894        7.3%
     14,164       GNMA Pool #206740                      10.000%      10-15-17           114.6          16,232        8.7%
     49,378       GNMA Pool #206762                       9.000%      04-15-21          111.21          54,915        8.1%
     26,457       GNMA Pool #207019                       8.000%      03-15-17          109.77          29,043        7.3%
      5,497       GNMA Pool #208076                       8.000%      04-15-17          109.77           6,034        7.3%
      4,899       GNMA Pool #210520                      10.500%      08-15-17          115.93           5,679        9.1%
      4,617       GNMA Pool #210618                       9.500%      04-15-17          112.42           5,191        8.4%
     21,850       GNMA Pool #211013                       9.000%      01-15-20          111.27          24,314        8.1%
     17,990       GNMA Pool #211231                       8.500%      05-15-17           110.5          19,878        7.7%
     15,544       GNMA Pool #212601                       8.500%      06-15-17           110.5          17,176        7.7%
      1,395       GNMA Pool #218420                       8.500%      11-15-21          110.25           1,538        7.7%
     55,419       GNMA Pool #219335                       8.000%      05-15-17          109.77          60,835        7.3%
     98,135       GNMA Pool #220703                       8.000%      05-15-17          109.77         107,726        7.3%
      9,755       GNMA Pool #220917                       8.500%      04-15-17           110.5          10,779        7.7%
    196,559       GNMA Pool #222112                       8.000%      01-15-22          109.54         215,318        7.3%
     23,144       GNMA Pool #223126                      10.000%      08-15-17           114.6          26,522        8.7%
     19,145       GNMA Pool #223133                       9.500%      07-15-17          112.42          21,524        8.4%
     10,991       GNMA Pool #223348                      10.000%      07-15-18          114.64          12,600        8.7%


   $  1,829       GNMA Pool #223588                      10.000%      02-15-18         $114.64         $ 2,097        8.7%
      4,549       GNMA Pool #224078                      10.000%      07-15-18          114.64           5,215        8.7%
    456,577       GNMA Pool #2268                         7.500%      08-20-26          106.92         488,158        7.0%
     17,937       GNMA Pool #228308                      10.000%      01-15-19          114.68          20,570        8.7%
     10,138       GNMA Pool #228483                       9.500%      09-15-19          112.54          11,409        8.4%
     12,401       GNMA Pool #230223                       9.500%      04-15-18          112.49          13,950        8.4%
     15,247       GNMA Pool #245580                       9.500%      07-15-18          112.49          17,151        8.4%
      6,342       GNMA Pool #247473                      10.000%      09-15-18          114.64           7,025        9.0%
     30,621       GNMA Pool #247681                       9.000%      11-15-19          111.29          34,077        8.1%
      6,008       GNMA Pool #247872                      10.000%      09-15-18          114.64           6,888        8.7%
     15,082       GNMA Pool #250412                       8.000%      03-15-18          109.79          16,559        7.3%
     11,790       GNMA Pool #251241                       9.500%      06-15-18          112.49          13,262        8.4%
     14,795       GNMA Pool #258911                       9.500%      09-15-18          112.49          16,642        8.4%
     16,237       GNMA Pool #260999                       9.500%      09-15-18          112.49          18,265        8.4%
     10,066       GNMA Pool #263439                      10.000%      02-15-19          114.68          11,544        8.7%
      6,886       GNMA Pool #265267                       9.500%      08-15-20          112.57           7,752        8.4%
      8,130       GNMA Pool #266983                      10.000%      02-15-19          114.68           9,323        8.7%
      6,540       GNMA Pool #273690                       9.500%      08-15-19          112.54           7,360        8.4%
      7,455       GNMA Pool #274489                       9.500%      12-15-19          112.54           8,390        8.4%
      2,460       GNMA Pool #275456                       9.500%      08-15-19          112.54           2,768        8.4%
      5,287       GNMA Pool #275538                       9.500%      01-15-20          112.57           5,952        8.4%
      6,439       GNMA Pool #277205                       9.000%      12-15-19          111.29           7,166        8.1%
     49,425       GNMA Pool #285744                       9.000%      05-15-20          111.27          54,997        8.1%
     20,393       GNMA Pool #286556                       9.000%      03-15-20          111.27          22,692        8.1%
     16,655       GNMA Pool #289092                       9.000%      04-15-20          111.27          18,533        8.1%
    194,208       GNMA Pool #2897                         8.000%      03-20-30          107.56         208,890        7.4%
      5,846       GNMA Pool #290700                       9.000%      08-15-20          111.27           6,505        8.1%
    544,711       GNMA Pool #2909                         8.000%      04-20-30          107.56         585,891        7.4%
      5,181       GNMA Pool #293666                       8.500%      06-15-21          110.25           5,712        7.7%
        277       GNMA Pool #294209                       9.000%      07-15-21          111.21             308        8.1%
      2,184       GNMA Pool #297345                       8.500%      08-15-20          110.34           2,409        7.7%
    662,487       GNMA Pool #3011                         7.500%      12-20-30          106.56         705,960        7.0%
     15,073       GNMA Pool #301366                       8.500%      06-15-21          110.25          16,618        7.7%
      7,395       GNMA Pool #302713                       9.000%      02-15-21          111.21           8,157        8.2%
      4,140       GNMA Pool #302723                       8.500%      05-15-21          110.25           4,564        7.7%
     11,402       GNMA Pool #302781                       8.500%      06-15-21          110.25          12,571        7.7%
     17,088       GNMA Pool #302933                       8.500%      06-15-21          110.25          18,840        7.7%
     41,006       GNMA Pool #304512                       8.500%      05-15-21          110.25          45,210        7.7%
    125,103       GNMA Pool #305091                       9.000%      07-15-21          111.21         139,131        8.1%
     35,649       GNMA Pool #306693                       8.500%      09-15-21          110.25          39,303        7.7%
     12,637       GNMA Pool #308792                       9.000%      07-15-21          111.21          14,054        8.1%
     12,949       GNMA Pool #311087                       8.500%      07-15-21          110.25          14,277        7.7%
      5,876       GNMA Pool #314222                       8.500%      04-15-22          110.13           6,471        7.7%
     10,331       GNMA Pool #314581                       9.500%      10-15-21          112.59          11,631        8.4%
     49,060       GNMA Pool #315187                       8.000%      06-15-22          109.54          53,742        7.3%
    209,353       GNMA Pool #315388                       8.000%      02-15-22          109.54         229,334        7.3%
     17,713       GNMA Pool #315754                       8.000%      01-15-22          109.54          19,404        7.3%
    139,973       GNMA Pool #316240                       8.000%      01-15-22          109.54         153,332        7.3%
     52,305       GNMA Pool #317069                       8.500%      12-15-21          110.25          57,666        7.7%
     91,871       GNMA Pool #317351                       8.000%      05-15-22          109.54         100,639        7.3%
     10,096       GNMA Pool #317358                       8.000%      05-15-22          109.54          11,060        7.3%
     51,672       GNMA Pool #318776                       8.000%      02-15-22          109.54          56,604        7.3%
        406       GNMA Pool #318793                       8.500%      02-15-22          110.13             447        7.7%
     81,809       GNMA Pool #319441                       8.500%      04-15-22          110.13          90,097        7.7%
     39,847       GNMA Pool #321806                       8.000%      05-15-22          109.54          43,651        7.3%


   $123,692       GNMA Pool #321807                       8.000%      05-15-22         $109.54       $ 135,497        7.3%
     72,674       GNMA Pool #321976                       8.500%      01-15-22          110.13          80,037        7.7%
    148,205       GNMA Pool #323226                       8.000%      06-15-22          109.54         162,350        7.3%
    162,851       GNMA Pool #323929                       8.000%      02-15-22          109.54         178,393        7.3%
     80,481       GNMA Pool #325165                       8.000%      06-15-22          109.54          88,162        7.3%
     47,243       GNMA Pool #325651                       8.000%      06-15-22          109.54          51,752        7.3%
  1,972,455       GNMA Pool #3259                         5.500%      07-20-32          102.35       2,018,837        5.4%
  2,484,112       GNMA Pool #3284                         5.500%      09-20-32          102.35       2,542,526        5.4%
    121,759       GNMA Pool #329540                       7.500%      08-15-22          107.49         130,883        7.0%
    477,265       GNMA Pool #329982                       7.500%      02-15-23          107.49         513,036        7.0%
     45,103       GNMA Pool #331361                       8.000%      11-15-22          109.54          49,408        7.3%
     41,655       GNMA Pool #335746                       8.000%      10-15-22          109.54          45,631        7.3%
     98,873       GNMA Pool #335950                       8.000%      10-15-22          109.54         108,310        7.3%
    628,713       GNMA Pool #336488                       7.000%      08-15-23          106.77         671,258        6.6%
    627,510       GNMA Pool #348103                       7.000%      06-15-23          106.77         669,974        6.6%
    483,667       GNMA Pool #348213                       6.500%      08-15-23          105.79         511,652        6.1%
    245,867       GNMA Pool #350372                       7.000%      04-15-23          106.77         262,505        6.6%
    270,535       GNMA Pool #350659                       7.500%      06-15-23          107.49         290,812        7.0%
    617,323       GNMA Pool #350938                       6.500%      08-15-23          105.79         653,042        6.1%
    604,715       GNMA Pool #352001                       6.500%      12-15-23          105.79         639,704        6.1%
    352,854       GNMA Pool #352110                       7.000%      08-15-23          106.77         376,732        6.6%
    184,199       GNMA Pool #363429                       7.000%      08-15-23          106.77         196,664        6.6%
    440,113       GNMA Pool #367414                       6.000%      11-15-23             105         462,141        5.7%
    612,481       GNMA Pool #367806                       6.500%      09-15-23          105.79         647,919        6.1%
    645,580       GNMA Pool #368238                       7.000%      12-15-23          106.77         689,266        6.6%
    656,938       GNMA Pool #368502                       7.000%      02-15-24           106.7         700,953        6.6%
  1,313,656       GNMA Pool #372050                       6.500%      02-15-24          105.78       1,389,616        6.1%
    169,993       GNMA Pool #372379                       8.000%      10-15-26          109.01         185,315        7.3%
    314,206       GNMA Pool #372468                       6.500%      12-15-27          105.22         330,620        6.2%
    804,933       GNMA Pool #376218                       7.500%      08-15-25          107.25         863,283        7.0%
    400,885       GNMA Pool #376400                       6.500%      02-15-24          105.78         424,064        6.1%
    503,682       GNMA Pool #387189                       7.000%      02-15-24           106.7         537,429        6.6%
    118,748       GNMA Pool #394805                       7.500%      02-15-26          107.06         127,131        7.0%
    150,303       GNMA Pool #398251                       7.500%      09-15-25          107.25         161,198        7.0%
    307,883       GNMA Pool #405558                       7.500%      01-15-26          107.06         329,617        7.0%
    706,844       GNMA Pool #410215                       7.500%      12-15-25          107.25         758,083        7.0%
  1,381,399       GNMA Pool #413152                       8.000%      10-15-25          109.19       1,508,318        7.3%
    152,665       GNMA Pool #414736                       7.500%      11-15-25          107.25         163,732        7.0%
    184,291       GNMA Pool #417225                       7.500%      01-15-26          107.06         197,301        7.0%
    377,585       GNMA Pool #417276                       7.000%      02-15-26          106.45         401,954        6.6%
  1,106,557       GNMA Pool #420707                       7.000%      02-15-26          106.45       1,177,970        6.6%
    246,443       GNMA Pool #421829                       7.500%      04-15-26          107.06         263,839        7.0%
     38,386       GNMA Pool #423114                       7.000%      09-15-27          106.35          40,823        6.6%
    234,190       GNMA Pool #424173                       7.500%      03-15-26          107.06         250,721        7.0%
    201,329       GNMA Pool #427199                       7.000%      12-15-27          106.35         214,113        6.6%
    713,814       GNMA Pool #430279                       7.000%      10-15-27          106.35         759,141        6.6%
     83,992       GNMA Pool #431036                       8.000%      07-15-26          109.01          91,563        7.3%
    508,353       GNMA Pool #434505                       7.500%      08-15-29          106.74         542,629        7.0%
    403,939       GNMA Pool #436214                       6.500%      02-15-13          106.29         429,367        6.1%
    324,922       GNMA Pool #436723                       7.500%      11-15-26          107.06         347,859        7.0%
  1,138,293       GNMA Pool #436777                       7.000%      04-15-27          106.35       1,210,575        6.6%
    583,884       GNMA Pool #440166                       7.000%      02-15-27          106.35         620,961        6.6%
    384,242       GNMA Pool #442063                       7.000%      10-15-26          106.45         409,041        6.6%
    155,475       GNMA Pool #442190                       8.000%      12-15-26          109.01         169,488        7.3%
    155,112       GNMA Pool #442193                       7.500%      12-15-26          107.06         166,062        7.0%


   $575,792       GNMA Pool #442996                       6.000%      06-15-13         $105.89       $ 609,712        5.7%
    294,725       GNMA Pool #446943                       7.000%      04-15-27          106.35         313,440        6.6%
    725,469       GNMA Pool #448490                       7.500%      03-15-27          106.94         775,787        7.0%
    662,061       GNMA Pool #449176                       6.500%      07-15-28          105.12         695,952        6.2%
    936,803       GNMA Pool #457100                       6.500%      11-15-28          105.12         984,754        6.2%
    555,715       GNMA Pool #458712                       7.000%      11-15-27          106.35         591,003        6.6%
  1,282,233       GNMA Pool #458762                       6.500%      01-15-28          105.12       1,347,867        6.2%
    263,911       GNMA Pool #460698                       7.000%      10-15-27          106.35         280,669        6.6%
    709,763       GNMA Pool #460726                       6.500%      12-15-27          105.22         746,841        6.2%
    548,557       GNMA Pool #462623                       6.500%      03-15-28          105.12         576,637        6.2%
    414,862       GNMA Pool #468173                       7.000%      08-15-28          106.19         440,546        6.6%
    405,606       GNMA Pool #469226                       6.500%      03-15-28          105.12         426,369        6.2%
  1,101,056       GNMA Pool #469615                       6.500%      10-15-28          105.12       1,157,415        6.2%
  1,036,052       GNMA Pool #472028                       6.500%      05-15-28          105.12       1,089,087        6.2%
    872,498       GNMA Pool #480030                       6.500%      06-15-28          105.12         917,161        6.2%
  1,163,587       GNMA Pool #484195                       6.500%      08-15-28          105.12       1,223,147        6.2%
  2,039,796       GNMA Pool #486482                       6.500%      09-15-28          105.12       2,144,207        6.2%
    370,134       GNMA Pool #510083                       7.000%      07-15-29          106.10         392,708        6.6%
  1,762,451       GNMA Pool #523002                       6.500%      02-15-32          105.03       1,851,092        6.2%
    926,765       GNMA Pool #538314                       7.000%      02-15-32          106.01         982,503        6.6%
        748       GNMA Pool #5466                         8.500%      03-15-05          105.06             786        8.1%
  1,191,865       GNMA Pool #547605                       6.500%      01-15-31          105.03       1,251,792        6.2%
  1,030,512       GNMA Pool #552393                       6.500%      02-15-32          105.03       1,082,341        6.2%
    723,770       GNMA Pool #554203                       7.000%      12-15-31          106.01         767,269        6.6%
         82       GNMA Pool #5561                         8.500%      04-15-05          105.06              86        8.1%
        284       GNMA Pool #5687                         7.250%      02-15-05          103.96             296        7.0%
  1,169,769       GNMA Pool #570141                       6.500%      12-15-31          105.03       1,228,585        6.2%
  2,981,771       GNMA POOL #585467                       6.000%      08-15-32          104.25       3,108,526        5.8%
  1,997,726       GNMA Pool #589580                       5.500%      11-15-32          102.79       2,053,453        5.4%
        393       GNMA Pool #5910                         7.250%      02-15-05          103.96             408        7.0%
  3,000,000       GNMA Pool #595207                       5.500%      12-15-32          102.79       3,083,686        5.4%
  2,005,235       GNMA Pool #595606                       6.000%      11-15-32          104.25       2,090,478        5.8%
      3,091       GNMA Pool #7003                         8.000%      07-15-05          105.07           3,247        7.6%
        147       GNMA Pool #7319                         6.500%      10-15-04          101.65             150        6.4%
    550,392       GNMA Pool #780429                       7.500%      09-15-26          107.06         589,755        7.0%
    297,589       GNMA Pool #780518                       7.000%      06-15-26          106.45         316,934        6.6%
      1,162       GNMA Pool #9106                         8.250%      05-15-06          106.46           1,237        7.7%
      1,578       GNMA Pool #9889                         7.250%      02-15-06          104.83           1,655        6.9%
  2,670,497       GNSF Pool #587080                       6.500%      05-15-32          105.03       2,804,809        6.2%
                                                                                                   -----------
TOTAL INVESTMENTS (identified cost, $71,571,059) - 99.8%                                           $74,612,869
                                                                                                   -----------
Other Assets, less Liabilities - 0.2%                                                                  167,115
                                                                                                   -----------

Net Assets - 100.0%                                                                                $74,779,984
                                                                                                   ============

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------



                  STATEMENT OF ASSETS AND LIABILITIES

                            December 31, 2002
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments at value
    (identified cost of($71,571,059)(Note 1A)  $74,612,869
    Cash..................................             864
    Receivable for fund shares issued.....          19,585
    Interest receivable...................         390,241
    Receivable from investment adviser....          33,448
    Prepaid assets........................           7,701
                                               ------------
    Total assets..........................     $75,064,708
                                               ------------

LIABILITIES:
  Payables for fund shares reacquired.....     $     4,513
  Distributions payable...................         123,000
  Loans payable...........................         143,000
  Accrued expenses and other liabilities..          14,211
                                               ------------
    Total liabilities.....................     $   284,724
                                               ------------


NET ASSETS................................     $74,779,984
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 72,957,836
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................       (1,096,662)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     3,041,810
  Distributions in excess of net investment
   income.................................         (123,000)
                                               ------------

   Net assets applicable to outstanding
    shares...............................       $74,779,984
                                               =============

Computation of net asset value, offering and redemption price per share:
  Standard Shares:
  ---------------
   Net assets.............................     $ 59,076,548
                                               ==============
   Shares of beneficial interest outstanding     5,463,010
                                               ==============
   Net asset value, offering price, and
    redemption price per share of
    beneficial interest...................     $     10.81
                                               ==============
  Institutional Shares:
  --------------------
   Net assets.............................     $15,703,436
                                               ==============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING     1,526,527
                                               ==============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $     10.29
                                               ==============
See notes to financial statements


                     STATEMENT OF OPERATIONS

             For the Year Ended December 31, 2002
------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio(A) $ 4,504,197
   Interest income........................         127,831
   Expenses allocated from portfolio (A)..        (460,522)
                                               ------------
    Investment income.....................     $ 4,171,506
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    10,211
   Administrator fee (Note 3).............          16,473
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee
    - Standard shares (Note 1C)...........          20,788
    - Institutional shares (Note 1C)......          13,170
   Distribution expenses
    - Standard shares (Note 4)............         143,570
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          26,642
    - Institutional shares................          13,532
   Printing...............................           3,514
   Audit services.........................          15,956
   Legal services.........................           3,933
   Registration costs
    - Standard shares.....................          20,093
    - Institutional shares................           9,988
   Miscellaneous..........................           4,812
                                               ------------
    Total expenses........................     $   304,902
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C)
      - Standard shares...................     $   (10,746)
      - Institutional shares..............          (3,141)
   Allocation of expenses to investment adviser
      - Institutional shares..............         (33,448)
   Reduction of distribution expenses
    by principal underwriter
      - Standard shares...................         (54,089)
                                               ------------
    Total deductions......................     $  (101,424)
                                               ------------

    Net expenses..........................     $   203,478
                                               ------------

      Net investment income...............     $ 3,968,028
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   from portfolio (identified cost basis).     $  (136,364)
  Change in unrealized appreciation
   on investments.........................       1,762,726
                                               ------------
   Net realized and unrealized gain
    on investments........................       1,626,362
                                               ------------

    Net increase in net assets from operations $ 5,594,390
                                               ==============

(A) The portfolio was liquidated on December 20, 2002 (see Note 1).

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                     ---------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        2002                  2001
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  3,968,028          $  4,876,495
     Net realized loss on investment transactions from portfolio................         (136,364)             (177,947)
     Change in unrealized appreciation on investments...........................        1,762,726             1,195,719
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  5,594,390          $  5,894,267
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income
     Standard shares............................................................     $ (2,850,468)         $ (3,460,160)
     Institutional shares.......................................................         (876,513)           (1,415,785)
     Tax return of capital
     Standard shares............................................................         (184,992)                   --
     Institutional shares.......................................................          (56,884)                   --
                                                                                      ------------          ------------
       Total distributions......................................................     $ (3,968,857)         $ (4,875,945)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets -
     From Fund share transactions (Note 5)
     Standard shares............................................................     $  2,848,357          $(13,755,466)
     Institutional shares.......................................................       (3,221,642)           (7,445,173)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets from fund share transactions.......     $   (373,285)         $(21,200,639)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets....................................     $  1,252,248          $(20,182,317)

NET ASSETS:
   At beginning of year.........................................................       73,527,736            93,710,053
                                                                                      ------------          ------------
   At end of year...............................................................     $ 74,779,984          $ 73,527,736
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF YEAR.................................................     $   (123,000)         $   (346,953)
                                                                                     =============         =============

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                              -------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2002         2001(4)      2000(4)      1999(4)       1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                               Standard Shares
                                                             ---------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.580     $  10.460    $  10.090    $  10.660    $ 10.630
                                                              --------     --------     --------     --------     --------

Income (loss) from investment operations:
   Net investment income(1)  ...............                  $  0.565     $   0.616    $   0.631    $   0.620    $  0.646
   Net realized and unrealized gain (loss)..                     0.231         0.120        0.372       (0.570)      0.028
                                                               --------     --------     --------     --------     --------
       Total income from
          investment operations.............                  $  0.796     $   0.736    $   1.003    $   0.050    $  0.674
                                                              --------     --------     --------     --------     --------

Less distributions:
   Dividends from net investment income.....                  $ (0.555)    $  (0.616)   $  (0.633)   $  (0.620)   $ (0.644)
   Tax return of capital....................                    (0.011)       --           --           --          --
                                                              --------     --------     --------     --------     --------
       Total distributions..................                  $ (0.566)    $  (0.616)   $  (0.633)   $  (0.620)   $ (0.644)
                                                              --------     --------     --------     --------     --------

Net asset value, end of year................                  $ 10.810     $  10.580    $  10.460    $  10.090    $ 10.660
                                                              =========    =========    =========    =========    =========
Total return(2) ............................                     7.70%         7.18%       10.31%        0.52%        6.51%

Ratios/Supplemental Data(1):
   Net assets, end of year (000 omitted)....                  $  59,077    $  54,966    $  68,015    $  76,452     $90,262
   Ratio of net expenses to average net assets(3)                 0.97%        0.95%(6)     0.95%(6)     0.91%       0.90%
   Ratio of net expenses after custodian fee
     reduction to average net assets(3)(6)(7)                     0.95%          --           --          --            --
   Ratio of net investment income
      to average net assets.................                     5.28%         5.83%        6.22%        6.02%       6.03%
   Portfolio turnover rate .................                       36%(5)         4%(5)        6%(5)        0%(5)       1%(5)

----------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended  December 31,  2002,  2001,  2000,  1999,  and 1998,  the
   operating expenses of the fund were reduced by an allocation of expenses to the investment adviser or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2002          2001         2000         1999         1998
                                                            ---------------------------------------------------------------

     Net investment income per share........                  $  0.555     $   0.609    $   0.629    $   0.615     $  0.644
                                                              =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

       Expenses(3) .........................                     1.06%         1.02%(3)     0.97%(3)     0.96%(3)     0.92%(3)
                                                              =========    =========    =========    =========    =========
       Expenses after custodian fee reduction(3)(7)              1.04%       --           --           --            --
                                                              =========    =========    =========    =========    =========
       Net investment income................                     5.19%         5.76%        6.20%        5.97%        6.01%
                                                              =========    =========    =========    =========    =========
---------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses.

(4)Certain of the per share data are based on average shares outstanding.

(5)Represents portfolio turnover rate at the fund's corresponding portfolio.

(6)Under a written agreement in effect for the current fiscal year, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.

(7)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                            Year Ended December 31,
                                                                -----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            2002         2001(3)      2000(3)      1999(3)       1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                            Institutional Shares
                                                              -------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.060     $   9.960    $   9.600    $  10.150     $ 10.120
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income  ..................                  $  0.565     $   0.622    $   0.625    $   0.620     $  0.619
   Net realized and unrealized gain (loss)..                     0.230         0.094        0.359       (0.560)       0.026
                                                              --------     --------     --------     --------      --------
       Total income from
          investment operations.............                  $  0.795     $   0.716    $   0.984    $   0.060     $  0.645
                                                              --------     --------     --------     --------      --------
Less distributions:
   Dividends from investment income.........                  $ (0.453)    $  (0.616)   $  (0.624)   $  (0.610)    $ (0.615)
   Tax return of capital....................                    (0.112)       --           --           --           --
                                                              --------     --------     --------     --------      --------
       Total distributions..................                  $ (0.565)    $  (0.616)   $  (0.624)   $  (0.610)    $ (0.615)
                                                              --------     --------     --------     --------      --------
Net asset value, end of year................                  $ 10.290     $  10.060    $   9.960    $   9.600     $ 10.150
                                                              =========    =========    =========    =========    =========
Total return(6) ............................                     8.10%         7.34%       10.63%        0.60%        6.56%

Ratios/Supplemental Data:(1)
   Net assets, end of year (000 omitted)....                  $  15,703    $  18,562    $  25,695    $  23,374     $ 23,231
   Ratio of net expenses to average net assets(2)                 0.70%(5)     0.70%(5)     0.70%(5)     0.70%        0.75%
   Ratio of net expenses after custodian fee
     reduction to average net assets(2)(5)(7)                     0.68%          --           --          --            --
   Ratio of net investment income
      to average net assets.................                     5.56%         6.11%        6.46%        6.23%        6.11%
   Portfolio turnover rate .................                      36%(4)         4%(4)       6%(4)         0%(4)      1%(4)

----------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2002, 2001 and 2000, the operating expenses of the fund were reduced by an allocation of expenses to the investment advisor or a reduction by the principal underwriter. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2002          2001         2000
                                                         ------------------------------------------

   Net investment income per share..........                  $  0.543     $  0.603     $  0.619
                                                              ==========   ==========   ==========
   Ratios (As a percentage of average net assets):

     Expenses(2) ...........................                     0.92%         0.82%        0.76%
                                                              ==========   ==========   ==========
     Expenses after custodian fee reduction(2)(7)                0.90%         --           --
                                                              =========    =========    =========
     Net investment income..................                     5.34%         5.99%        6.40%
                                                              ==========   ==========   ==========

---------------------------------------------------------------------------------------------------------------------------------

(2)Includes each fund's share of its corresponding portfolio's allocated expenses.

(3)Certain of the per share data are based on average shares outstanding.

(4)Represents portfolio turnover rate at the fund's corresponding portfolio.

(5)Under a written agreement in effect for the current fiscal year, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.70% after custodian fee credits are applied.

(6)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(7)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Government Intermediate Fund (WUSGI) series, Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WTMM seeks to provide as high a rate of current income as possible consistent with the presentation of capital and maintenance of liquidity. WNTB seeks a high level of income, which is normally above that available from short-term money market instruments or funds. WUSGI seeks a high total return with an emphasis on income. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal. Prior to December 20, 2002, WNTB, WUSGI, and WCIF invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WNTB invested its assets in the Near Term Portfolio, WUSGI invested its assets in the U.S. Government Intermediate Portfolio, and WCIF invested its assets in the Current Income Portfolio.

On December 20, 2002, each Fund received its prorata share of cash and securities from the Portfolio in complete liquidation of its interest in the Portfolio. WUSGI, WNTB and WCIF reclassified $94,481, $1,094,234, and $235,643, respectively, between unrealized appreciation (depreciation) and paid-in capital as a result of the increase or reduction in the cost of the Fund's investments related to such liquidation. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolio and maintain the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes market value. Use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. Interest Income - Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The income is accrued ratably to the date of maturity on the investments of the funds.

C. Expense Reduction - The funds have entered into an arrangement with their custodian agent whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Trust, for federal income tax purposes, had capital loss carryovers of $1,199,399 (WNTB), $3,238,502 (WTRB), $1,066,805 (WCIF),
     and $341 (WTMM) which will reduce taxable income arising from future ne realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

    12/31         WNTB       WTRB       WCIF       WTMM
-------------------------------------------------------------------------------

     2003        $376,568       $ -   $215,933       $  -
     2004              -          -    113,252          -
     2005         188,862         -     19,428          -
     2006          62,582         -         -           -
     2007         297,581         -     66,159          -
     2008         273,806  2,729,896   289,504          -
     2009              -          -    251,102          -
     2010              -     508,606   111,427         341
-------------------------------------------------------------------------------

     At December 31, 2002, net capital losses of $3,266 for WNTB and $29,857 for WCIF attributable to security transactions incurred after October 31, 2002 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution, service fees and other class specific expenses. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 2002, only WCIF had an institutional share class.

H. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.


(2)  DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 2002, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gain.

                               Accumulated     Undistributed
                            Undistributed Net       Net
               Paid-In    Realized Gain (Loss)  Investment
               Capital       on Investments       Income
------------------------------------------------------------------------------

WTRB              $ -          $ (74,768)      $ 74,768
WCIF         (918,658)           693,876        224,782
WUSGI         (10,635)           (63,113)        73,748
WNTB       (6,417,445)         6,359,298         58,147
WTMM             (868)                 -            868

------------------------------------------------------------------------------

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2002, the effective annual rate for WTMM was 0.35% and for WNTB, WUSGI, WCIF, and WTRB was 0.45%. To enhance the net income of WTMM, Wright made a reduction of its investment adviser fee by $60,148. In addition, Wright has been allocated expenses of $64,172, $40,034, and $33,448 on behalf of WTMM, WUSGI, and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 2002, the effective annual rate was 0.07% for WTMM, 0.09% for WNTB, 0.09% for WUSGI, 0.07% for WTRB, and 0.09% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the Standard shares average daily net assets of each fund for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WNTB, WUSGI, WTRB, and WCIF, the Principal Underwriter made a reduction of its fee by $79,390, $27,426, $58,450, and $54,089, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2002, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                      Year Ended                       Year Ended
                                                                   December 31, 2002                December 31, 2001
                                                              -------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
---------------------------------------------------------------------------------------------------------------------------

Wright U.S. Government Near Term Fund--
     Sales................................................   1,167,139      $ 12,125,339     1,365,316      $ 13,985,447
     Issued to shareholders in payment of
      distributions declared..............................      75,264           780,133       103,978         1,063,991
     Redemptions..........................................  (1,515,316)      (15,725,859)   (1,858,949)      (18,980,280)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................    (272,913)     $ (2,820,387)     (389,655)     $ (3,930,842)
                                                            ===========   ===============   ============    =============

Wright U.S. GOVERNMENT INTERMEDIATE Fund--
     Sales................................................     595,408      $  8,310,825        307,197      $ 4,219,756
     Issued to shareholders in payment of
      distributions declared..............................      41,876           575,858         33,008          454,921
     Redemptions..........................................    (258,594)       (3,563,986)      (794,193)     (10,825,242)
                                                            -----------   --------------     -----------     --------------
         Net increase (decrease)..........................     378,690      $  5,322,697       (453,988)     $(6,150,565)
                                                            ===========   ===============    ===========     ==============

Wright Total Return Bond Fund--
     Sales................................................     649,865      $  8,208,631        575,009      $ 7,333,087
     Issued to shareholders in payment of
      distributions declared..............................     150,168         1,897,860        191,328        2,438,952
     Redemptions..........................................  (1,805,464)      (22,886,365)    (1,941,125)     (24,715,834)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................  (1,005,431)     $(12,779,874)    (1,174,788)    $(14,943,795)
                                                            ===========   ===============    ============  ===============

Wright Current Income Fund -- Standard Shares

     Sales................................................   1,753,958     $ 18,765,516       1,418,663     $  15,022,486
     Issued to shareholders in payment of distributions
      declared............................................     139,397        1,492,961         171,018         1,813,111
     Redemptions..........................................  (1,627,469)     (17,410,120)     (2,893,478)      (30,591,063)
                                                            -----------   --------------     -----------    --------------

         Net increase (decrease)..........................     265,886     $  2,848,357      (1,303,797)    $ (13,755,466)
                                                            ============= ==============     ============   ===============

Wright Current Income Fund -- Institutional Shares

     Sales................................................         -       $      -                 -       $        -
     Issued to shareholders in payment of distributions
      declared............................................      91,650          933,035         140,115         1,414,140
     Redemptions..........................................    (409,996)      (4,154,677)       (875,313)       (8,859,313)
                                                            -----------   --------------     -----------    --------------

         Net decrease.....................................    (318,346)    $ (3,221,642)       (735,198)    $  (7,445,173)
                                                            ============= =================  ============= =================

-------------------------------------------------------------------------------

(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                      Year Ended December 31, 2002
             ---------------------------------------------------
               WNTB(+)    WUSGI(+)      WTRB       WCIF(+)
-------------------------------------------------------------------------------

Purchases--
Non-U.S.
Obligations  $17,526,830 $10,725,005 $23,773,409 $26,775,454
             =========== =========== =========== ===========
U.S. Gov't
Obligations  $ 4,250,000 $ 4,250,000 $ 7,275,000    $--
             =========== =========== =========== ===========

Sales --
Non-U.S. Gov't
Obligation   $15,437,735 $ 1,403,894 $23,128,714 $25,616,700
             =========== =========== =========== ===========
U.S. Gov't
Obligations  $ 8,700,000 $ 9,975,000 $13,325,000    $--
             =========== =========== =========== ===========

-------------------------------------------------------------------------------

(+): Includes activity of the fund's corresponding portfolio.

(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2002, as computed on a federal income tax basis, are as follows:

                WNTB           WUSGI       WTRB        WCIF
-------------------------------------------------------------------------------

Aggregate
 cost..........$31,130,892  $14,886,986  $36,430,879  $71,571,059
              ============  ===========  ===========  ===========
Gross unrealized
 appreciation..$ 2,068,422  $   401,302  $ 2,459,616  $ 3,041,820
Gross unrealized
 depreciation..       (254)       (254)       (2,805)         (10)
              ------------- ----------- ------------- -----------

Net unrealized
 appreciation..$ 2,068,168  $  401,048   $ 2,456,811  $ 3,041,810
              ============  ==========   ===========  ===========


(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the year ended December 31, 2002. WCIF has $143,000 outstanding at December 31, 2002.

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

         To the Trustees and Shareholders of
         The Wright Managed Income Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Income Trust (the "Trust"), comprising the Wright U.S. Treasury Money Market Fund, Wright U.S. Government Near Term Fund, Wright U.S. Government Intermediate Fund, Wright Total Return Bond Fund, and Wright Current Income Fund (the "Funds"), as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Wright Managed Income Trust as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

         DELOITTE & TOUCHE LLP


         Boston, Massachusetts
         February 14, 2003

MANAGEMENT AND ORGANIZATION (unaudited)
-------------------------------------------------------------------------------

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and principal officer is 255 State Street, Boston, Massachusetts 02109.

Definitions:
-----------
"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.


                                                                                              Number of      Other Trustee/
                                         Term*                                                Portfolios in  Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                  Overseen       Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                By Trustee     Positions Held
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

H. Day Brigham, Jr.**    Vice President,Vice President,   Director of Wright and Winthrop since         8       Director of
Age   76                 Secretary      Secretary and     February 1997; Retired Vice President,                Wright and
                         and            Trustee           Chairman of the Management Committee                  Winthrop
                         Trustee        since             and Chief Legal Officer of Eaton Vance
                                        Inception         Corp.; Vice President and Secretary of
                                                          9 funds managed by Wright

-----------------------------------------------------------------------------------------------------------------------------------

Peter M. Donovan***      President      President         Chairman and Chief Executive Officer and        9       Director of
Age   59                 and            and Trustee       Director of Wright and Winthrop; Chairman               Wright and
                         Trustee        since             of the Investment Committee; Vice President,            Winthrop
                                        Inception         Treasurer and a Director of WISDI; President
                                                          of 9 funds managed by Wright

----------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III****      Vice President Vice President    Senior Vice President of Wright and              8         None
Age   66                 and            of the Trusts     Winthrop; President of WISDI; Vice
                         Trustee        since December,   President of 9 funds managed by
                                        1990; Trustee of  Wright
                                        the Trusts since
                                        January, 1990

-----------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.

** Mr. Brigham is an interested person of the Trusts because of his positions as Vice President and Secretary of the Trusts and a Director of Wright and Winthrop.

*** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Vice President, Treasurer and a Director of WISDI.

**** Mr. Moody is an interested person of the Trusts because of his positions as Vice President of the Trusts, Senior Vice President of Wright and Winthrop and President of WISDI.

------------------------------------------------------------------------------


                                                                                              Number of      Other Trustee/
                                         Term*                                                Portfolios in  Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length     Principal Occupation                  Overseen       Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                By Trustee     Positions Held
----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

James J. Clarke          Trustee        Trustee           Principal, Clarke Consulting                     8              None
Age   61                                since             (financial management and
                                        December,         strategic planning)
                                        2002

----------------------------------------------------------------------------------------------------------------------------------

Dorcas R. Hardy          Trustee        Trustee           President, Dorcas R. Hardy & Associates           9              None
Age   56                                since             (a public policy and government relations
                                        December,         firm) Spotsylvania, VA; Director, The
                                        1998              Options Clearing Corporation and First
                                                          Coast Service Options, Jacksonville, FL;
                                                          1996-1998 - Chairman and CEO of Work
                                                          Recovery, Inc. (an advanced rehabilitation
                                                          technology firm) Tucson, AZ
----------------------------------------------------------------------------------------------------------------------------------

Leland Miles             Trustee        Trustee           President Emeritus, University of                 9               None
Age   79                                since             Bridgeport (1987 to present); President
                                        1988              Emeritus of the International Association
                                                          of University Presidents (1984-present)
-----------------------------------------------------------------------------------------------------------------------------------

Richard E. Taber         Trustee        Trustee since     Chairman and Chief Executive                      8               None
Age   54                                March, 1997       Officer of First County Bank,
                                                          Stamford, CT

----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Judith R. Corchard       Vice President Vice President    Executive Vice President, Investment
Age   64                                of the Trusts     Management; Senior Investment Officer
                                        since June, 1998; and Director of Wright and Winthrop;
                                                          Vice President of 9 funds managed
                                                          by Wright

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James L. O'Connor        Treasurer      Treasurer of      Vice President Eaton Vance Management;
Age 57                                  the Trusts        Administrator for the funds;
                                        since             April 1989; Officer of
                                                          9  funds   managed  by
                                                          Wright  and 112  funds
                                                          managed by Eaton Vance
                                                          and its affiliates.

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                         Wright Managed Investment Funds
                         Wright Investors Service, Inc.
                  Wright Investors' Service Distributors, Inc.
                             Eaton Vance Management

                                 PRIVACY POLICY
                              --------------------

Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

  o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

  o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

  o We have adopted policies and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more  information  about Wright's  privacy policies please feel free to call
1-800-888-9471.

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WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 WHEELERS FARMS ROAD, MILFORD, CT 06460



ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Richard E. Taber, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         Forum Shareholder Services, LLC
         Two Portland Square
         Portland, ME 04101

         INDEPENDENT AUDITORS
         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

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